BLACKROCK APEX MUNICIPAL FUND, INC.

BLACKROCK MUNIASSETS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

November 10, 2010

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Apex Municipal Fund, Inc. (“APX”) and BlackRock MuniAssets Fund, Inc. (“MUA”), each a Maryland corporation, to be held on Friday, December 17, 2010 at 9:00 a.m. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on important proposals affecting APX and MUA.

Shareholders of APX and MUA will be asked to consider the following proposals (each, a “Proposal”), which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) reorganizing APX into MUA (the “Reorganization”), a fund with the same or substantially similar (but not identical) investment objective and investment policies; (ii) issuing additional shares of common stock of MUA (the “Issuance”) in connection with the Reorganization; and (iii) removing APX’s and MUA’s fundamental investment restriction restricting APX and MUA from issuing senior securities or borrowing amounts in excess of 5% of their respective total assets taken at market value.

The Board of Directors of each fund believes each Proposal, as applicable, is in the best interests of its respective fund and shareholders and unanimously recommends that you vote “FOR” each Proposal, as applicable.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be contacted by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

Sincerely,

ANNE F. ACKERLEY

President and Chief Executive Officer

BlackRock Apex Municipal Fund, Inc.

BlackRock MuniAssets Fund, Inc.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

November 10, 2010

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK APEX MUNICIPAL FUND, INC.

BLACKROCK MUNIASSETS FUND, INC.

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:	Shareholders of BlackRock Apex Municipal Fund, Inc. (APX): You are being asked to vote on the reorganization (the “Reorganization”) of BlackRock Apex Municipal Fund, Inc. (“APX”) into BlackRock MuniAssets Fund, Inc. (“MUA”) (each, a “Fund” and together with APX, the “Funds”), a closed-end fund that pursues an investment objective and has investment policies that are either the same or substantially similar (but not identical) to those of APX and has the same investment adviser as APX.

You are also being asked to approve a proposal to remove APX’s fundamental investment restriction restricting APX from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value (the “APX Policy Amendment”). If the APX Policy Amendment is approved by shareholders, APX may use leverage up to the maximum amount permitted under the Investment Company Act of 1940 (the “1940 Act”) without further shareholder approval, which means APX may use economic leverage treated as a “senior security” under the 1940 Act in an amount up to 50% of its total assets through the issuance of preferred stock and debt securities. APX may also use tender option bonds that create economic leverage for APX but are not treated as “senior securities” under the 1940 Act, which means APX could use economic leverage in excess of 50% of its total assets without shareholder approval, although it has no current intention of doing so. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” in the Joint Proxy Statement/Prospectus for additional information about tender option bonds.

The Board of Directors (the “Board”) of APX has authorized APX to use economic leverage up to 25% of its total assets, subject to shareholder approval of the APX Policy Amendment. APX currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. The Board of APX could in the future authorize APX to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

Shareholders of BlackRock MuniAssets Fund, Inc. (MUA): You are being asked to vote on the issuance of additional shares of common stock of MUA in connection with the Reorganization.

You are also being asked to approve a proposal to remove MUA’s fundamental investment restriction restricting MUA from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value (the “MUA Policy Amendment” and together with the APX Policy Amendment, the “Policy Amendments”). If the MUA Policy Amendment is approved by shareholders, MUA may use leverage up to the maximum amount permitted under the 1940 Act without further shareholder approval, which means MUA may use economic leverage treated as a “senior security” under the 1940 Act in an amount up to 50% of its total assets through the issuance of preferred stock and debt securities. MUA may also use tender option bonds that create economic leverage for MUA but are not treated as “senior securities” under the 1940 Act, which means MUA could use economic leverage in excess of 50% of its total assets without shareholder approval, although it has no current intention of doing so. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” in the Joint Proxy Statement/Prospectus for additional information about tender option bonds.

The Board of MUA has authorized MUA to use economic leverage up to 25% of its total assets, subject to shareholder approval of the MUA Policy Amendment. MUA currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. The Board of MUA could in the future authorize MUA to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

Under the 1940 Act, a Fund is not permitted to issue senior securities if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that a Fund may not declare distributions, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of a Fund.

The Reorganization will be consummated if APX shareholders approve the Reorganization and MUA shareholders approve the issuance of additional shares of common stock of MUA in connection with the Reorganization (the “Issuance”). The Reorganization is not contingent upon the approval of any Policy Amendments. If the Reorganization is not consummated, then APX and MUA would each continue to exist and operate on a stand-alone basis. Similarly, a Policy Amendment is not contingent upon the approval of the Reorganization or the Issuance. A Fund’s shareholders would have the benefit of the new leverage policy regardless of whether the Reorganization or the Issuance is approved so long as the Fund’s Policy Amendment was approved by the Fund’s shareholders.

However, in the event the Reorganization is consummated, shareholders of the combined fund, including former shareholders of APX, would be subject to the leverage policy for MUA following the Reorganization. If MUA shareholders do not approve the MUA Policy Amendment, then the combined fund would operate under MUA’s current leverage policy and shareholders of the combined fund, including former shareholders of APX, would not have the benefit of the new leverage policy. In such an event, APX shareholders would not have the benefit of the new leverage policy even if APX shareholders had previously approved the APX Policy Amendment. If MUA shareholders approve the MUA Policy Amendment, then the combined fund would operate under the new leverage policy and shareholders of the combined fund, including former shareholders of APX, would have the benefit of the new leverage policy. In such an event, APX shareholders would be subject to the new leverage policy even if APX shareholders had not previously approved the APX Policy Amendment. There can be no assurance that MUA shareholders will approve the MUA Policy Amendment.

Q:	Why is the Reorganization being recommended?

A:	The Board of each Fund (collectively, the “Boards”) anticipates that the Reorganization could benefit shareholders of each Fund by providing the potential for a lower operating expense ratio, portfolio management and administrative efficiencies, enhanced market liquidity, marketing benefits and approximately the same distribution yield as currently experienced by MUA (assuming all other conditions remain the same).

The Boards believe that the completion of the Reorganization would result in a reduced Total Expense Ratio (defined below) and a reduced Adjusted Total Expense Ratio (defined below) for each Fund because certain fixed administrative costs would be spread across the combined fund’s larger asset base. When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses including interest expenses associated with such Fund’s investments in tender option bonds without giving effect to the potential for increased leverage if the Policy Amendments are approved. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2010, the Total Expense Ratios of APX and MUA were 0.84% and 0.71%, respectively (as restated for current fees). The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the combined fund of 0.70% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.14% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

When we use the term “Adjusted Total Expenses,” we mean a Fund’s estimated total annual operating expenses including interest expenses associated with such Fund’s leverage in an amount approximately equal to 15% of its total assets, assuming its Policy Amendment had been approved. When we use the term “Adjusted Total Expense Ratio,” we mean a Fund’s Adjusted Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios for APX and MUA would have been 1.05% and 0.91%, respectively. The Funds estimate that the completion of the Reorganization would result in an Adjusted Total Expense Ratio for the combined fund of 0.90% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Adjusted Total Expense Ratio of 0.15% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

Q:	What happens if the Reorganization is not approved by APX shareholders?

A:	APX and MUA would each continue to exist and operate on a stand-alone basis. A Fund would have the benefit of the new leverage policy regardless of whether the Reorganization is approved so long as the Fund’s Policy Amendment was approved by the Fund’s shareholders. In the event a Fund’s Policy Amendment is not approved by the Fund’s shareholders, the Investment Advisor will continue to manage the Fund under its current leverage policy.

Q:	What happens if the issuance of additional common shares by MUA is not approved by MUA shareholders?

A:	APX and MUA would each continue to exist and operate on a stand-alone basis. A Fund would have the benefit of the new leverage policy regardless of whether the Issuance is approved so long as the Fund’s Policy Amendment was approved by the Fund’s shareholders. In the event a Fund’s Policy Amendment is not approved by the Fund’s shareholders, the Investment Advisor will continue to manage the Fund under its current leverage policy.

Q:	How similar are the Funds?

A:	Each Fund is a Maryland corporation and a non-diversified management investment company registered under the 1940 Act. The Board of each Fund consists of the same directors. Each Fund’s common stock is listed on the New York Stock Exchange. The Funds have the same investment adviser, the same portfolio managers, and either the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The investment objectives of the Funds are the same: to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. Each Fund invests at least 80% of its total assets, except during temporary defensive periods, in municipal obligations, issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The salient differences between the policies of MUA and APX are discussed below.

MUA is required to invest at least 65% of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or are unrated, that the investment adviser believes are of comparable quality. APX, on the other hand, is required to invest at least 75% of its total assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated.

MUA has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations. APX can only invest up to 25% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations.

MUA may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. APX may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

Each Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the investment adviser, prevailing market or financial conditions warrant. However, MUA may invest in taxable commercial paper rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody’s, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the investment adviser. APX, on the other hand, may only invest in taxable commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or an equivalent rating in the opinion of the investment adviser. In addition, the short-term tax-exempt obligations that MUA may invest in are in the highest rating categories as determined either by Moody’s (currently, MIG-1 through MIG-3 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-2 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper), except that MUA may invest in lower rated or unrated short-term tax-exempt obligations to the extent that such investments do not exceed 20% of its total assets. APX does not have such a policy with respect to short-term tax-exempt obligations.

As used throughout this notice, the Joint Proxy Statement/Prospectus and the Statement of Additional Information, “total assets” of a Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes. Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganization be effected?

A:	Assuming APX’s shareholders approve the Reorganization and MUA shareholders approve the issuance of additional common shares of MUA, APX will merge with and into MUA Merger Subsidiary, LLC (the “Merger Subsidiary”), which will be formed as a Maryland limited liability company and will be a direct, wholly owned subsidiary of MUA. Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA, and APX will terminate its registration under the 1940 Act.

Shareholders of APX: You will become shareholders of MUA. Holders of common shares of APX will receive newly issued common shares of MUA, par value $0.10 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of APX you held immediately prior to the Reorganization, less the costs of the Reorganization (although shareholders may receive cash for fractional shares).

Shareholders of MUA: You will remain a shareholder of MUA.

Q:	At what prices have common shares of APX and MUA historically traded?

A:	Common shares of each Fund have from time to time traded at, above and below their net asset values. There can be no assurance that, after the Reorganization, common shares of MUA will trade at, above or below net asset value. In the Reorganization, shareholders of APX will receive common shares of MUA based on the relative net asset values (not the market values) of each respective Fund’s common shares. The market value of the common shares of the combined fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales loads or commissions in connection with the Reorganization. However, regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated evenly between the Funds.

Such costs are estimated to be $421,819 in the aggregate, of which $205,414 is estimated to be attributable to APX and $216,405 is estimated to be attributable to MUA.

Q:	Will I have to pay any Federal taxes as a result of the Reorganization?

A:	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of APX will recognize no gain or loss for Federal income tax purposes upon the exchange of their APX common shares for MUA common shares pursuant to the Reorganization. Additionally, APX will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither MUA nor its shareholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization.

On or prior to the closing date of the transactions with respect to the Reorganization (the “Closing Date”), APX will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to APX’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that APX maintains its regulated investment company (“RIC”) status at all times up to and including the Closing Date. Such a distribution may be taxable to APX’s shareholders for Federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the Federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of MUA being solicited in connection with the Reorganization?

A:	Although MUA will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which MUA’s common shares are listed) require MUA’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

Q:	Why is the APX Policy Amendment and MUA Policy Amendment being recommended?

A:	Each Fund currently has a fundamental policy that provides that such Fund may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value. The Boards of the Funds have reviewed the current leverage policy and believe such policy is unduly restrictive and should be removed. If the shareholders of the Funds approve their respective Policy Amendments, each Fund is authorized by its Board to use economic leverage up to 25% of its total assets. Each Fund currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. The Board of each Fund could in the future authorize its respective Fund to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

The Boards of the Funds anticipate that the new leverage policy would benefit the Funds’ shareholders. The new leverage policy could provide the Investment Advisor and Fund’s sub-advisor (the “Sub-Advisor” and together with the Investment Advisor, the “Advisors”) with the flexibility to manage each Fund more effectively in the future, to respond to changing market conditions and new investment opportunities and to generate additional income for each Fund’s shareholders. As a non-fundamental policy, the amounts of leverage incurred by a Fund can be changed by the Fund’s Board without prior notice or shareholder approval, up to the maximum amount of the leverage permitted under the 1940 Act. Approval of a Fund’s Policy Amendment is not contingent upon the approval of the Reorganization or the Issuance. A Fund’s shareholders would have the benefit of the new leverage policy so long as the Fund’s Policy Amendment

v

was approved by the Fund’s shareholders. At the Meeting, each Fund’s shareholders will be asked to approve its respective Policy Amendment. Each Policy Amendment, if approved, would take effect immediately and the Investment Advisor would begin to add additional leverage until the Fund reaches its leverage target of approximately 15% of its total assets. No assurance can be given at this time as to how long it will take for each Fund to reach its leverage target of approximately 15% of its total assets or that a Fund will be able to use additional leverage to reach such leverage target.

In the event the Reorganization is consummated, shareholders of the combined fund, including former shareholders of APX, would be subject to the leverage policy for MUA following the Reorganization. If MUA shareholders do not approve the MUA Policy Amendment, then the combined fund would operate under MUA’s current leverage policy and shareholders of the combined fund, including former shareholders of APX, would not have the benefit of the new leverage policy. In such an event, APX shareholders would not have the benefit of the new leverage policy even if APX shareholders had previously approved the APX Policy Amendment. If MUA shareholders approve the MUA Policy Amendment, then the combined fund would operate under the new leverage policy and shareholders of the combined fund, including former shareholders of APX, would have the benefit of the new leverage policy. In such an event, APX shareholders would be subject to the new leverage policy even if APX shareholders had not previously approved the APX Policy Amendment. There can be no assurance that MUA shareholders will approve the MUA Policy Amendment.

Each Fund currently utilizes leverage through the use of tender option bonds to seek to enhance the yield and NAV of their common shares. If a Fund’s Policy Amendment is approved by the Fund’s shareholders, then the Advisors would seek to utilize additional tender option bonds with respect to the Fund. Tender option bond investments generally will provide a Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” in the Joint Proxy Statement/Prospectus for additional information about tender option bonds.

Although the use of leverage by a Fund may create an opportunity for higher total return, it also results in additional risks and costs and can magnify the effect of any losses. The risks associated with leverage will be present to a greater extent if the Fund’s Policy Amendment is approved and the Fund uses additional leverage. If the income and gains earned on municipal bonds to which a Fund has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Advisors nevertheless may determine to continue to use leverage if it expects that the benefits to a Fund will outweigh the risk of a reduced return. There is no assurance that a Fund’s leverage strategy will be successful. See “Risk Factors and Special Considerations—General Leverage Risk” in the Joint Proxy Statement/Prospectus for additional information about the risks associated with the use of leverage.

A Fund utilizing additional leverage would have to pay additional interest expenses associated with such leverage, which would result in higher total annual operating expenses for shareholders. In addition, the Investment Advisor’s contractual management fee for each Fund is based on a percentage of the average daily value of the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) (“average daily total assets”). Thus, a Fund utilizing additional leverage would also be subject to management fees on any assets attributable to the additional leverage. While the Investment Advisor’s contractual management fee for each Fund as a percentage of its average daily total assets will remain the same regardless of the amount of leverage utilized by the Funds, the Investment Advisor’s contractual management fee for each Fund as a percentage of its net assets (as opposed to total assets) is expected to increase as a result of the additional leverage.

Assuming the Funds use leverage approximately equal to 15% of their respective total assets, the contractual management fee for APX, MUA and the Combined Fund as a percentage of their respective net assets are expected to increase by 0.09%, 0.07% and 0.07%, respectively, from 0.68%, 0.58% and 0.58% to 0.77%, 0.65% and 0.65%, respectively.

In addition, for the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis are expected to be 0.21%, 0.20% and 0.20% higher than the Total Expense Ratios of APX, MUA and the Combined Fund, respectively. For the 12-month period ended April 30, 2010, the Adjusted Total Annual Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis would have been 1.05%, 0.91% and 0.90%, respectively, while the Total Annual Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis were 0.84%, 0.71% and 0.70%, respectively (as restated for current fees).

These increased expenses would be born entirely by the common shareholders and the common shareholders would be entitled to all of the increased net earnings, if any, resulting from the increased used of leverage.

Please see “Expense Table for Shareholders” starting on page 22 in the Joint Proxy Statement/Prospectus for additional detail about the expenses of each Fund and the Combined Fund.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Computershare Fund Services, the Funds’ proxy solicitor, at 866-200-9096.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your shares will be voted “For” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your common shares at the Special Meeting.

BLACKROCK APEX MUNICIPAL FUND, INC.

BLACKROCK MUNIASSETS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, DECEMBER 17, 2010

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Apex Municipal Fund, Inc. (“APX”) and BlackRock MuniAssets Fund, Inc. (“MUA”) will be held at the offices of BlackRock, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, December 17, 2010 at 9:00 a.m. for the following purposes:

1. Reorganization of BlackRock Apex Municipal Fund, Inc. into BlackRock MuniAssets Fund, Inc.

Shareholders of BlackRock Apex Municipal Fund, Inc. (APX):

Proposal 1: The shareholders of APX are being asked to approve an Agreement and Plan of Reorganization among APX, MUA and MUA Merger Subsidiary, LLC (the “Reorganization Agreement”) and the termination of APX’s registration under the 1940 Act.

2. Issuance of common stock by BlackRock MuniAssets Fund, Inc.

Shareholders of BlackRock MuniAssets Fund, Inc. (MUA):

Proposal 2: The shareholders of MUA are being asked to approve the issuance of additional shares of common stock of MUA in connection with the Reorganization Agreement.

3. Removal of the Fundamental Leverage Restriction of BlackRock Apex Municipal Fund, Inc.

Shareholders of BlackRock Apex Municipal Fund, Inc. (APX):

Proposal 3: Shareholders of APX are being asked to approve a proposal to remove APX’s fundamental investment policy restriction restricting APX from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value.

4. Removal of the Fundamental Leverage Restriction of BlackRock MuniAssets Fund, Inc.

Shareholders of BlackRock MuniAssets Fund, Inc. (MUA):

Proposal 4: Shareholders of MUA are being asked to approve a proposal to remove MUA’s fundamental investment restriction restricting MUA from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value.

Shareholders of record as of the close of business on October 20, 2010 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF APX AND MUA REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF APX RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND’S REGISTRATION UNDER THE 1940 ACT.

-	FOR THE REMOVAL OF APX’S FUNDAMENTAL INVESTMENT RESTRICTION RESTRICTING APX FROM ISSUING SENIOR SECURITIES OR BORROWING AMOUNTS IN EXCESS OF 5% OF ITS TOTAL ASSETS TAKEN AT MARKET VALUE.

THE BOARD OF MUA RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT.

-	FOR THE REMOVAL OF MUA’S FUNDAMENTAL INVESTMENT RESTRICTION RESTRICTING MUA FROM ISSUING SENIOR SECURITIES OR BORROWING AMOUNTS IN EXCESS OF 5% OF ITS TOTAL ASSETS TAKEN AT MARKET VALUE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of

BlackRock Apex Municipal Fund, Inc. and

BlackRock MuniAssets Fund, Inc.

ANNE F. ACKERLEY

President and Chief Executive Officer

BlackRock Apex Municipal Fund, Inc.

BlackRock MuniAssets Fund, Inc.

November 10, 2010

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

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JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK APEX MUNICIPAL FUND, INC.

BLACKROCK MUNIASSETS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

December 17, 2010

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of BlackRock Apex Municipal Fund, Inc. (“APX”) and/or BlackRock MuniAssets Fund, Inc. (“MUA”), each a Maryland corporation and a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A joint special meeting (the “Special Meeting”) of shareholders of APX and MUA (each, a “Fund” and collectively, the “Funds”) will be held at the offices of BlackRock, Inc. (“BlackRock”), 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, December 17, 2010 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Directors (each, a “Board”) of each Fund requests that you vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is November 15, 2010.

The purposes of the Special Meeting are:

1. Reorganization of BlackRock Apex Municipal Fund, Inc. into BlackRock MuniAssets Fund, Inc.

Shareholders of BlackRock Apex Municipal Fund, Inc. (APX):

Proposal 1: The shareholders of APX are being asked to approve an Agreement and Plan of Reorganization among APX, MUA and MUA Merger Subsidiary, LLC (the “Reorganization Agreement”) and the termination of APX’s registration under the 1940 Act.

2. Issuance of Common Shares by BlackRock MuniAssets Fund, Inc.

Shareholders of BlackRock MuniAssets Fund, Inc. (MUA):

Proposal 2: The shareholders of MUA are being asked to approve the issuance of additional common shares of MUA in connection with the Reorganization Agreement.

3. Removal of the Fundamental Leverage Restriction of BlackRock Apex Municipal Fund, Inc.

Shareholders of BlackRock Apex Municipal Fund, Inc. (APX):

Proposal 3: Shareholders of APX are being asked to approve a proposal to remove APX’s fundamental investment restriction restricting APX from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value (the “APX Policy Amendment”).

4. Removal of the Fundamental Leverage Restriction of BlackRock MuniAssets Fund, Inc.

Shareholders of BlackRock MuniAssets Fund, Inc. (MUA):

Proposal 4: Shareholders of MUA are being asked to approve a proposal to remove MUA’s fundamental investment restriction restricting MUA from issuing senior securities or borrowing money in amounts in excess of 5% of its total assets taken at market value (the “MUA Policy Amendment” and together with the APX Policy Amendment, the “Policy Amendments”).

Shareholders of record as of the close of business on October 20, 2010 are entitled to vote at the Special Meeting or any adjournment thereof.

MUA as it would exist after the Reorganization is referred to herein as the “Combined Fund.” The Reorganization Agreement that APX’s shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus collectively as the “Reorganization.”

The Reorganization seeks to combine two funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies for the Funds. In the Reorganization, APX will merge with and into MUA Merger Subsidiary, LLC (the “Merger Subsidiary”), which will be formed as a Maryland limited liability company and will be a direct, wholly owned subsidiary of MUA. Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA. APX will then terminate its registration under the 1940 Act. In the Reorganization, the outstanding common shares of APX will be converted into the right to receive newly issued common shares of MUA, par value $0.10 per share. The aggregate net asset value of MUA common shares received by the shareholders of APX in the Reorganization will equal the aggregate net asset value of APX common shares held by such shareholders immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional common shares).

APX will terminate its registration under the 1940 Act after the completion of the Reorganization. MUA will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with the Reorganization, the shareholders of MUA are being asked to approve the issuance of additional common shares of MUA.

In addition, the shareholders of MUA and APX are also being asked to approve proposals that would remove each Fund’s fundamental investment restriction restricting such Fund from issuing senior securities or borrowing money in amounts in excess of 5% of its total assets taken at market value.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

APX and MUA would each continue to exist and operate on a stand-alone basis if either the shareholders of APX do not approve the Reorganization or the shareholders of MUA do not approve the issuance of additional common shares in connection with the Reorganization.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of MUA common shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated November 10, 2010, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. You may request a free copy of the Statement of Additional Information and a copy of each Fund’s annual and most recent semi-annual report succeeding the annual report, if any, by writing to the Funds at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, or by calling toll free at 1-800-882-0052. The Statement of Additional Information and the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the

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operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

BlackRock will update performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock MuniAssets Fund, Inc. are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “MUA” and will continue to be so listed subsequent to the Reorganization. The common shares of BlackRock Apex Municipal Fund, Inc. are listed on the NYSE under the ticker symbol “APX.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of MUA in connection with the issuance of MUA common shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, at 866-200-9096.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is November 10, 2010.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATION OF MUA AND APX

The Proposed Reorganization

The Board of each Fund, including the directors who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization Agreement. If the shareholders of APX approve the Reorganization Agreement and the shareholders of MUA approve the issuance of additional MUA common shares in connection with the Reorganization (see “Proposal 2: Issuance of MUA Common Shares”), APX will merge with and into the Merger Subsidiary. Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA. APX will terminate its registration under the 1940 Act after the completion of the Reorganization. The aggregate net asset value of MUA common shares received by APX’s shareholders in the Reorganization will equal the aggregate net asset value of the APX common shares held immediately prior to the Reorganization, less the costs of the Reorganization (although shareholders may receive cash for their fractional common shares). In the Reorganization, shareholders of APX will receive common shares of MUA based on the relative net asset value, not the market value, of APX common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of APX prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization seeks to combine two funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. The Board of APX (the “APX Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of APX. The Board of MUA (the “MUA Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of MUA.

The Boards have reviewed data presented by BlackRock Advisors, LLC, investment adviser to each of the Funds (the “Investment Advisor”), and believe that the Reorganization generally would result in a reduced Total Expense Ratio (as defined below) and a reduced Adjusted Total Expense Ratio (as defined below) for each Fund, as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. If the Reorganization is approved, the Combined Fund will maintain MUA’s lower management fee rate of 0.55% of the average daily value of its total assets minus the sum of its accrued liabilities (“average daily total assets”). For purposes of calculating the Combined Fund’s average daily total assets, total assets include any assets attributable to money borrowed for investment purposes and accrued liabilities do not include money borrowed for investment purposes.

When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses including interest expenses associated with such Fund’s investments in tender option bonds without giving effect to the potential for increased leverage if the Policy Amendments are approved. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2010, the Total Expense Ratios of APX and MUA were 0.84% and 0.71% respectively (as restated for current fees). The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.70% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.14% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

Assuming shareholders of each Fund approve its Policy Amendment, each Fund intends to utilize leverage in an amount approximately equal to 15% of its total assets regardless of whether the Reorganization is consummated. When we use the term “Adjusted Total Expenses,” we mean a Fund’s estimated total annual operating expenses including interest expenses associated with such Fund’s leverage in an amount approximately equal to 15% of its total assets, assuming its Policy Amendment had been approved. When we use the term “Adjusted Total Expense Ratio,” we mean a Fund’s Adjusted Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios for APX and MUA would have been 1.05% and 0.91%, respectively. The Funds estimate that the completion of the Reorganization would result in an Adjusted Total Expense Ratio for the Combined Fund of 0.90% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Adjusted Total Expense Ratio of 0.15% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

In approving the proposed Reorganization, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of each Fund’s shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Boards of the Funds, including all of the Independent Directors, approved the Reorganization at a meeting held on September 2, 2010.

The primary factors considered by the Board of each Fund with regard to the Reorganization include, but are not limited to, the following:

(1) The Combined Fund is expected to have a lower total expense ratio than that of each Fund prior to the Reorganization.

(2) APX Shareholders will incur a lower contractual management fee rate as a shareholder of the Combined Fund and will remain invested in a non-diversified, NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies as APX and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of APX’s shareholders’ current investments, subject to the differences described in “Comparison of the Funds.”

(3) Under current market conditions and all other things being equal, the distribution yield of the Combined Fund is expected to be comparable to the current distribution yield of MUA which, all things being equal, should help the Combined Fund trade at or about the price at which MUA currently trades. Of course, no assurance can be given that the common shares of the Combined Fund will trade at or about the current market price of MUA after the Reorganization.

(4) The Combined Fund is expected to achieve certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.

(5) The greater asset base of the Combined Fund relative to each Fund on a stand-alone basis could give the Combined Fund a greater ability to utilize tender option bonds than either Fund individually, particularly if shareholders of MUA approve the MUA Policy Amendment.

(6) The Combined Fund may experience potential marketing benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from easier product differentiation for shareholders (including shareholders of the Combined Fund).

(7) Shareholders will recognize no gain or loss for Federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

(8) Shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund.

(9) Shareholders will receive substantially the same services after the Reorganization.

(10) The aggregate net asset value of the shares of the Combined Fund that APX shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the APX shares owned by APX Shareholders immediately prior to the Reorganization, and the net asset value of APX shares will not be diluted as a result of the Reorganization.

Considering these and other reasons, the Board of APX unanimously concluded that completion of the Reorganization is in the best interests of APX and its shareholders and that the interests of the shareholders of APX will not be diluted as a result of the Reorganization. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole with respect to APX and its shareholders, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.”

If the Reorganization is not approved by the shareholders of APX or if the issuance of additional MUA common shares is not approved by the shareholders of MUA, APX will continue to operate for the time being as a stand-alone Maryland corporation and will continue to be advised by the Advisors.

Expenses

The Boards believe that the completion of the Reorganization would result in a reduced Total Expense Ratio and a reduced Adjusted Total Expense Ratio for each Fund because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base.

For the 12-month period ended April 30, 2010, the Total Expense Ratios of APX and MUA were 0.84% and 0.71%, respectively (as restated for current fees). The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.70% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.14% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares. When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses including interest expenses associated with such Fund’s investments in tender option bonds without giving effect to the potential for increased leverage if the Policy Amendments are approved. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Assuming shareholders of each Fund approve its Policy Amendment, each Fund intends to utilize leverage in an amount approximately equal to 15% of its total assets regardless of whether the Reorganization is consummated. For the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios for APX and MUA would have been 1.05% and 0.91%, respectively. The Funds estimate that the completion of the Reorganization would result in an Adjusted Total Expense Ratio for the Combined Fund of 0.90% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Adjusted Total Expense Ratio of 0.15% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares. When we use the term “Adjusted Total Expenses,” we mean a Fund’s estimated total annual operating expenses including interest expenses associated with such Fund’s leverage in an amount approximately equal to 15% of its total assets, assuming its Policy Amendment had been approved. When we use the term “Adjusted Total Expense Ratio,” we mean a Fund’s Adjusted Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Appraisal Rights

Shareholders of APX do not have appraisal rights for their common shares because the common shares of APX are traded on the NYSE.

Comparison of the Funds

A summary comparison of the significant investment strategies and operating policies used by the Funds as of the date of this Joint Proxy Statement/Prospectus is set forth in the table below. See “Proposal 1: The Reorganization of MUA and APX—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies of the Combined Fund will be those of MUA.

MUA	APX	Comparison

Investment Objective

MUA seeks to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

	Investment Objective Same as MUA	Investment Objective Same

Municipal Bonds MUA invests at least 80% of its total assets, except during temporary defensive periods, in Municipal Bonds.	Municipal Bonds Same as MUA	Municipal Bonds Same

High Yield Bonds

MUA invests at least 65% of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality.

High Yield Bonds

APX maintains at least 75% of its total assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated.

High Yield Bonds APX must maintain a higher percentage of its total assets in medium to lower rated Municipal Bonds.

MUA	APX	Comparison

Investment Grade Bonds

MUA has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities).

Investment Grade Bonds

APX has the authority to invest as much as 25% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P).

Investment Grade Bonds

MUA may maintain a higher percentage of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities).

State Concentration MUA may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.	State Concentration Same as MUA	State Concentration Same

Industry Concentration

MUA may not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.)

	Industry Concentration Same as MUA	Industry Concentration Same

Leverage* MUA may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value.	Leverage* Same as MUA	Leverage* Same

Alternative Minimum Tax

MUA may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.

	Alternative Minimum Tax Same as MUA	Alternative Minimum Tax Same

Repurchase Agreements

MUA may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

	Repurchase Agreements APX may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.	Repurchase Agreements APX does not have any limitations with respect to illiquid securities.

*	The current leverage policy of MUA and APX. A proposal to remove the 5% fundamental restriction on leverage is included in this Joint Proxy Statement/Prospectus for each Fund.

MUA	APX	Comparison

Non-Municipal Tax-Exempt Securities

MUA also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal TaxExempt Securities”).

	Non-Municipal Tax-Exempt Securities No policy with respect to NonMunicipal Tax-Exempt Securities.	Non-Municipal Tax-Exempt Securities APX does not have a policy with respect to Non-Municipal TaxExempt Securities.

Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act.

Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Municipal Bonds.

Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments.

Non-Municipal Tax-Exempt Securities that pay interest exempt from Federal income taxes will be considered “Municipal Bonds” for purposes of the Funds’ investment objective and policies.

Defensive Measures

MUA reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant.

	Defensive Measures Same as MUA	Defensive Measures Same

MUA	APX	Comparison

Short-Term Obligations

Taxable commercial paper must be rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody’s, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the Investment Advisor.

	Short-Term Obligations Taxable commercial paper must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or an equivalent rating in the opinion of the Investment Advisor.	Short-Term Obligations MUA may invest in taxable commercial paper rated A-3 by S&P, Prime 3 by Moody’s, F-3 by Fitch or with credit characteristics equivalent to such ratings.

The short-term tax-exempt obligations also will be in the highest rating categories as determined either by Moody’s (currently, MIG-1 through MIG-3 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-2 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper). MUA may invest in lower rated or unrated short-term tax-exempt obligations to the extent that such investments do not exceed 20% of its total assets.

Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion. MUA may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that APX may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

APX does not have any rating limitations with respect to short-term tax-exempt obligations.

Indexed and Inverse Floating Obligations

MUA may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. MUA also may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). MUA also may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts.

	Indexed and Inverse Floating Obligations No policy with respect to Indexed and Inverse Floating Obligations.	Indexed and Inverse Floating Obligations APX does not have a policy with respect to Indexed and Inverse Floating Obligations.

MUA	APX	Comparison
Call Rights MUA may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”).	Call Rights No policy with respect to Call Rights.	Call Rights APX does not have a policy with respect to Call Rights.

Writing Covered Call Options MUA may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.	Writing Covered Call Options Same as MUA	Writing Covered Call Options Same

Purchase of Options

MUA will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by that Fund would exceed 5% of the market value of the Fund’s total assets.

	Purchase of Options Same as MUA	Purchase of Options Same

Distribution Schedule Monthly Distributions	Distribution Schedule Same as MUA	Distribution Schedule Same

Further Information Regarding the Reorganization

The APX Board has determined that the Reorganization is in the best interests of APX and the shareholders of APX and that the interests of such shareholders will not be diluted as a result of APX’s Reorganization. Similarly, the MUA Board has determined that the Reorganization is in the best interests of MUA and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of APX will recognize no gain or loss for Federal income tax purposes upon the exchange of their APX common shares for MUA common shares pursuant to the Reorganization. Additionally, APX will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither MUA nor its shareholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that APX and MUA receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The APX Board requests that shareholders of APX approve APX’s proposed Reorganization at the Special Meeting to be held on Friday, December 17, 2010 at 9:00 a.m. Shareholder approval of the Reorganization requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The APX Board recommends that shareholders of APX vote “FOR” the Reorganization.

PROPOSAL 2: ISSUANCE OF MUA COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization of MUA and APX,” MUA will issue additional MUA common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will result in no reduction of the net asset value of MUA common shares, other than to reflect the costs of the Reorganization.

No gain or loss for Federal income tax purposes will be recognized by MUA or its shareholders pursuant to the Reorganization. The MUA Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of MUA. In particular, the MUA Board reviewed data presented by the Investment Advisor showing that MUA will experience a reduced Total Expense Ratio as a result of the proposed Reorganization. If the Reorganization is approved, the Combined Fund will maintain MUA’s lower management fee rate of 0.55% of MUA’s average daily total assets.

The MUA Board requests that shareholders of MUA approve the issuance of additional MUA common shares in connection with the Reorganization (the “Issuance”) at the Special Meeting to be held on Friday, December 17, 2010 at 9:00 a.m. The affirmative vote of shareholders representing at least a majority of votes cast on a proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the issuance of additional common shares for the Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the first quarter 2011. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The MUA Board recommends that shareholders of MUA vote “FOR” the issuance of additional MUA common shares in connection with the Reorganization.

PROPOSALS 3 AND 4: REMOVAL OF THE FUNDS’ FUNDAMENTAL LEVERAGE RESTRICTIONS

Each Fund currently has a fundamental investment restriction that provides that such Fund may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value (the “Current Leverage Policy”). These policies are referred to as “fundamental” and cannot be amended without the approval of the Fund’s shareholders. The Boards of the Funds have reviewed the Current Leverage Policy and believe such policy is unduly restrictive and should be removed. The shareholders of each Fund are being asked to approve a proposal to remove their respective Fund’s fundamental investment restriction restricting such Fund from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value (each, a “Policy Amendment” and collectively, the “Policy Amendments”). If the Policy Amendments are approved by shareholders, each Fund may use leverage up to the maximum amount permitted under the 1940 Act without further shareholder approval, which means each Fund may use economic leverage treated as a “senior security” under the 1940 Act in an amount up to 50% of its total assets through the issuance of preferred stock and debt securities. Each Fund may also use tender option bonds that create economic leverage for such Fund but are not treated as “senior securities” under the 1940 Act, which means each Fund could use economic leverage in excess of 50% of its total assets without shareholder approval, although it has no current intention of doing so. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” for additional information about tender option bonds.

The Boards have authorized the Funds to use economic leverage up to 25% of their respective total assets, subject to shareholder approval of the Policy Amendments. Each Fund currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. The Board of each Fund could in the future authorize its respective Fund to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

Under the 1940 Act, a Fund is not permitted to issue senior securities if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that a Fund may not declare distributions, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of a Fund.

The Reorganization is not contingent upon the approval of any Policy Amendments.

The Boards of the Funds anticipate that the new leverage policy would benefit the Funds’ shareholders. The new leverage policy could provide the Advisors with the flexibility to manage each Fund more effectively in the future, to respond to changing market conditions and new investment opportunities and to generate additional income for each Fund’s shareholders. As a non-fundamental policy, the amounts of leverage incurred by a Fund can be changed without prior notice or shareholder approval up to the maximum amount of the leverage permitted under the 1940 Act. Approval of a Fund’s Policy Amendment is not contingent upon the approval of the Reorganization or the Issuance. A Fund’s shareholders would have the benefit of the new leverage policy regardless of whether the Reorganization or the Issuance is approved so long as the Fund’s Policy Amendment was approved by the Fund’s shareholders. In the event a Fund’s Policy Amendment is not approved by the Fund’s shareholders, the Investment Advisor will continue to manage the Fund under its Current Leverage Policy.

At the Meeting, each Fund’s shareholders will be asked to approve its respective Policy Amendment. Each Policy Amendment, if approved, would take effect immediately and the Investment Advisor would begin to add additional leverage until the Fund reaches its leverage target of approximately 15% of its total assets. No assurance can be given at this time as to how long it will take for each Fund to reach its leverage target of approximately 15% of its total assets or that a Fund will be able to use additional leverage to reach such leverage target.

In the event the Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of APX, would be subject to the leverage policy for MUA following the Reorganization. If MUA shareholders do not approve the MUA Policy Amendment, then the Combined Fund would operate under MUA’s current leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would not have the benefit of the new leverage policy. In such an event, APX shareholders would not have the benefit of the new leverage policy even if APX shareholders had previously approved the APX Policy Amendment. If MUA shareholders approve the MUA Policy Amendment, then the Combined Fund would operate under the new leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would have the benefit of the new leverage policy. In such an event, APX shareholders would be subject to the new leverage policy even if APX shareholders had not previously approved the APX Policy Amendment. There can be no assurance that MUA shareholders will approve the MUA Policy Amendment.

Each Fund currently utilizes leverage through the use of tender option bonds to seek to enhance the yield and NAV of their common shares. If a Fund’s Policy Amendment is approved by the Fund’s shareholders, then the Advisors would seek to utilize additional tender option bonds with respect to the Fund. Tender option bond investments generally will provide a Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” for additional information about tender option bonds.

Although the use of leverage by a Fund may create an opportunity for higher total return, it also results in additional risks and costs and can magnify the effect of any losses. The risks associated with leverage will be present to a greater extent if the Fund’s Policy Amendment is approved and the Fund uses additional leverage. If the income and gains earned on municipal bonds to which a Fund has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Advisors nevertheless may determine to continue to use leverage if it expects that the benefits to a Fund will outweigh the risk of a reduced return. There is no assurance that a Fund’s leverage strategy will be successful. See “Risk Factors and Special Considerations—General Leverage Risk” for additional information about the risks associated with the use of leverage.

A Fund utilizing additional leverage would have to pay additional interest expenses associated with such leverage, which would result in higher total annual operating expenses for shareholders. The Investment Advisor’s contractual management fee for each Fund is based on a percentage of the Fund’s average daily total assets. Thus, a Fund utilizing additional leverage would be subject to management fees on any assets attributable to the additional leverage. While the Investment Advisor’s contractual management fee for each Fund as a percentage of its average daily total assets will remain the same regardless of the amount of leverage utilized by the Funds, the Investment Advisor’s contractual management fee for each Fund as a percentage of its net assets (as opposed to total assets) is expected to increase as a result of the additional leverage. Assuming the Funds use leverage approximately equal to 15% of their respective total assets, the contractual management fee for APX, MUA and the Combined Fund as a percentage of their respective net assets are expected to increase by 0.09%, 0.07% and 0.07%, respectively, from 0.68%, 0.58% and 0.58% to 0.77%, 0.65% and 0.65%, respectively.

In addition, for the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios of APX, MUA and the Combined Fund are expected to be 0.21%, 0.20% and 0.20% higher than the Total Expense Ratios of APX, MUA and the Combined Fund, respectively. For the 12-month period ended April 30, 2010, the Adjusted Total Annual Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis would have been 1.05%, 0.91% and 0.90%, respectively, while the Total Annual Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis were 0.84%, 0.71% and 0.70%, respectively (as restated for current fees).

These increased expenses would be born entirely by the common shareholders and the common shareholders would be entitled to all of the increased net earnings, if any, resulting from the increased used of leverage.

The Board of each Fund requests that shareholders of its respective Fund approve the Fund’s Policy Amendment at the Special Meeting to be held on Friday, December 17, 2010 at 9:00 a.m. The affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority is referred to herein as a “1940 Act Majority”), which means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less, is required to approve the Fund’s Policy Amendment. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The APX Board recommends that shareholders of APX vote “FOR” the APX Policy Amendment.

The MUA Board recommends that shareholders of MUA vote “FOR” the MUA Policy Amendment.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Funds have either the same or substantially similar (but not identical) investment objectives and principal investment strategies. The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as MUA. The investment risks associated with an investment in MUA are substantially the same as those associated with an investment in APX. Risks that affect the common shares of the Funds include interest rate risk, credit risk, leverage risk, high yield risk, tender option bond risk, reinvestment risk, state concentration risk, municipal bond markets risk and non-diversification. In addition, as exchange-traded closed-end funds, each Fund is subject to the risk that the Fund’s common stock may trade at a discount from the Fund’s net asset value. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

There are, however, some differences between the Funds. The main difference between the investment policies of MUA and APX is the percentage of below investment grade Municipal Bonds each Fund allocates to its respective portfolio. APX is required to allocate a larger portion of its portfolio to below investment grade securities than MUA. MUA is required to invest at least 65% of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality. APX, however, is required to invest at least 75% of its total assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated.

See “Risk Factors and Special Considerations” in the Statement of Additional Information for a further discussion of factors affecting the Funds’ common shares.

Risks Related to the Reorganization

Expenses

While the Funds currently estimate that the Reorganization will result in reduced aggregate expenses of the Funds by approximately $272,926 per year if the Reorganization is completed, the realization of these reduced expenses may take longer than expected to be realized or may not be realized at all. After the Reorganization, the Combined Fund is expected to (1) incur lower Total Expenses on a per common share basis than is currently incurred by each Fund and (2) incur lower Adjusted Total Expenses on a per common share basis than what would have been incurred by each Fund had the new leverage policy been in effect. However, the Combined Fund may incur higher Total Expenses and higher Adjusted Total Expenses for a period due to expenses associated with the Reorganization prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

The Board of each Fund believes that its Fund’s shareholders should realize (1) lower Total Expense Ratios and (2) lower Adjusted Total Expense Ratios after the Reorganization than they would realize if the Reorganization did not occur after the expenses associated with the Reorganization have been paid. For the 12-month period ended April 30, 2010, the Total Expense Ratios of APX and MUA were 0.84% and 0.71%, respectively (as restated for current fees). The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.70% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.14% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

Assuming shareholders of each Fund approve its Policy Amendment, each Fund intends to utilize leverage in an amount approximately equal to 15% of its total assets regardless of whether the Reorganization is consummated. For the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios for APX and MUA were 1.05% and 0.91%, respectively. The Funds estimate that the completion of the Reorganization would result in an Adjusted Total Expense Ratio for the Combined Fund of 0.90% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Adjusted Total Expense Ratio of 0.15% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares. “Adjusted Total Expense Ratio” means a Fund’s estimated total annual operating expenses (assuming the Fund’s Policy Amendment had been approved by shareholders and the Fund had utilized leverage approximately equal to 15% of its total assets) expressed as a percentage of its average net assets attributable to its common shares.

There can be no assurance that future expenses will not increase or that any expense savings will be realized.

Each Fund has incurred expenses related to the Reorganization. APX and MUA will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated evenly between the Funds. Because the Funds have already incurred expenses solely and directly attributable to the Reorganization and because each Fund (and not the Investment Advisor) is responsible for paying those expenses, if a Fund’s respective shareholders do not approve their Fund’s respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Neither the Funds nor the Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization.

General Risks of Investing in the Funds

Investment and Market Discount Risk. An investment in a Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. At any point in time an investment in a Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. Each Fund uses leverage, which will magnify the Fund’s investment, market and certain other risks.

Market Risk and Selection Risk. Market risk is the possibility that the market values of securities owned by a Fund will decline. There is a risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject a Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater a Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Selection risk is the risk that the securities that a Fund’s management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

Interest Rate Risk. Generally, when market interest rates rise, prices of debt securities fall, and vice versa. Interest rate risk is the risk that the debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. As interest rates decline, issuers of Municipal Bonds that have the right to call those securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. The Funds may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Funds’ debt securities and decreasing the Funds’ exposure to interest rate risk. The Funds are not required to hedge their exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Funds to reduce interest rate risk will be successful.

Credit Risk. Credit risk is the risk that an issuer of a Municipal Bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated Municipal Bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Because each Fund invests primarily in lower rated Municipal Bonds, each Fund is more subject to credit risk than a fund that invests primarily in investment grade Municipal Bonds. See “—High Yield Risk.”

High Yield Risk. MUA invests at least 65% of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality. APX invests at least 75% of its total assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. As of July 31, 2010, (i) the approximate amount invested in Municipal Bonds rated in the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality, as a percentage of total assets for MUA and APX was 75.84% and 77.56%, respectively, and (ii) the approximate amount invested in below investment grade Municipal Bonds as a percentage of total assets for MUA and APX was 44.85% and 47.48%, respectively. If the Reorganization was completed as of July 31, 2010, then (i) the approximate amount invested in Municipal Bonds rated in the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality, as a percentage of total assets for the Combined Fund would have been 76.54% and (ii) the approximate amount invested in below investment grade Municipal Bonds as a percentage of total assets for the Combined Fund would have been 45.92%.

Bonds of below investment grade quality (“Ba/BB” or below) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. These securities are subject to a greater risk of default. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of a Fund, both in the short term and the long term.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Fund invests in rated securities.

Municipal Bond Market Risk. Economic exposure to the municipal bond market involves certain risks. A Fund’s economic exposure to Municipal Bonds includes Municipal Bonds in the Fund’s portfolio and Municipal Bonds to which the Fund is exposed through the ownership of residual interest municipal tender option bonds. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for Municipal Bonds. Certain Municipal Bonds may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the Municipal Bonds to which a Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Advisors than would be a stock fund or taxable bond fund. The secondary market for Municipal Bonds, particularly the below investment grade bonds to which a Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of Municipal Bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with Municipal Bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipments without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

General Leverage Risk. Each Fund currently has a fundamental policy that provides that such Fund may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value. The Fund’s currently leverage their assets through tender option bonds (“TOBs”), which does not exceed 5% of each Fund’s total assets. See table below for details regarding the following: (1) each Fund’s total economic leverage as a percentage of its total assets as of July 31, 2010 without giving effect to the potential for increased leverage if the Policy Amendments are approved; (2) the Combined Fund’s total economic leverage on a pro forma basis as a percentage of its total assets assuming the Reorganization is consummated as of July 31, 2010 and without giving effect to the potential for increased leverage if the Policy Amendments are approved; and (3) the proposed total economic leverage as a percentage of its total assets of each Fund and the Combined Fund assuming the Funds’ Policy Amendments are approved.

Fund	Total Economic Leverage As a % of Total Assets (Current Leverage Policy)	Total Economic Leverage As a % of Total Assets (Proposed Leverage Policy)
MUA	3.83%	15.00%
APX	3.77%	15.00%
Combined Fund	3.81%	15.00%

See “Comparison of the Funds—Leverage” for additional detail regarding each Fund’s use of leverage.

The Boards of the Funds have reviewed the Current Leverage Policy and believe such policy is unduly restrictive and should be removed. If the Policy Amendments are approved by shareholders, each Fund may use leverage up to the maximum amount permitted under the 1940 Act without further shareholder approval, which means each Fund may use economic leverage treated as a “senior security” under the 1940 Act in an amount up to 50% of its total assets through the issuance of preferred stock and debt securities. Each Fund may also use tender option bonds that create economic leverage for such Fund but are not treated as “senior securities” under the 1940 Act, which means each Fund could use economic leverage in excess of 50% of its total assets without shareholder approval, although it has no current intention of doing so. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” for additional information about tender option bonds.

The Boards have authorized the Funds to use economic leverage up to 25% of their respective total assets, subject to shareholder approval of the Policy Amendments. Each Fund currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. The Board of each Fund could in the future authorize its respective Fund to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval. See “–Tender Option Bond Risk” for details about the risks associated with TOBs.

In the event the Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of APX, would be subject to the leverage policy for MUA following the Reorganization. If MUA shareholders do not approve the MUA Policy Amendment, then the Combined Fund would operate under MUA’s current leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would not have the benefit of the new leverage policy. In such an event, APX shareholders would not have the benefit of the new leverage policy even if APX shareholders had previously approved the APX Policy Amendment. If MUA shareholders approve the MUA Policy Amendment, then the Combined Fund would operate under the new leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would have the benefit of the new leverage policy. In such an event, APX shareholders would be subject to the new leverage policy even if APX shareholders had not previously approved the APX Policy Amendment. There can be no assurance that MUA shareholders will approve the MUA Policy Amendment.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes a Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. A Fund will also have to pay interest on its borrowings, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. If the income and gains earned on Municipal Bonds to which a Fund has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those Municipal Bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. BlackRock nevertheless may determine to continue to use leverage if it expects that the benefits to a Fund’s shareholders will outweigh the risk of a reduced return.

There is no assurance that a Fund’s leverage strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if a Fund was not leveraged, which may result in a greater decline in the market price of the common shares;

•	when a Fund uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The risks and costs associated with leverage will be present to a greater extent if a Fund’s Policy Amendment is approved and the Fund uses additional leverage.

While a Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If a Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced leverage. A Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

A Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of a Fund’s common shares and the returns to the holders of common shares.

Tender Option Bond Risk. As noted above, the Funds currently utilize leverage through the use of TOBs. Residual interest municipal tender option bonds (“TOBs Residuals”) are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that a Fund’s strategy of using TOBs Residuals to leverage its assets will be successful.

Distributions on TOBs Residuals will bear an inverse relationship to short-term Municipal Bond interest rates. Distributions on the TOBs Residuals paid to a Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate certificates (“TOBs Floaters”) sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The Funds’ use of TOBs Residuals will create economic leverage. Any economic leverage achieved through a Fund’s investment in TOBs Residuals will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of the TOBs Floaters issued by a tender option bond trusts (each, a “TOBs Issuer”) exceeds the return on the securities in the TOBs Issuer. See “—General Leverage Risk.” If the income and gains earned on municipal securities owned by a TOBs Issuer that issues TOBs Residuals to a Fund are greater than the payments due on the TOBs Floaters issued by the TOBs Issuer, the Fund’s returns will be greater than if it had not invested in the TOBs Residual.

Although a Fund generally would unwind a TOBs transaction rather than try to sell a TOBs Residual, if it did try to sell a TOBs Residual its ability to do so would depend on the liquidity of the TOBs Residual. TOBs Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOBs Issuer. The market price of TOBs Residuals are more volatile than the underlying securities due to leverage. The leverage attributable to TOBs Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund that relies primarily on TOBs Residuals to achieve a desired effective leverage ratio. If a Fund desires to retain the Municipal Funds transferred to a TOBs Issuer, the Fund may be required to sell its TOBs Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in the TOBs Issuer are not actively trading due to adverse market conditions;

•	If the sponsors of TOBs Issuers (as a collective group or individually) experience financial hardship and consequently seek to terminate TOBs Issuers sponsored by them; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

The use of TOBs Residuals requires a Fund to segregate assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Volatility Risk. The use of leverage by a Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, a Fund may invest a significant portion of its total assets in non-investment grade Municipal Bonds, which may be less liquid and therefore more volatile than investment grade Municipal Bonds. As a result, the net asset value and market price of the common shares of a Fund will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest such a significant amount of its assets in non-investment grade Municipal Bonds.

Non-Diversification Risk. Each Fund has registered as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest a greater percentage of its assets in the obligations of a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund. Even as a non-diversified fund, however, each Fund’s investments will be limited so as to qualify the Fund as a “regulated investment company” for purposes of Federal tax laws. Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or (C) the securities of one or more qualified publicly traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies).

Alternative Minimum Tax Risk. Each Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt-interest dividends may also be subject to state and local income taxes. The Fund may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Fund to the federal alternative minimum tax. The Funds may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Funds. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from a Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including Municipal Bonds. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Funds’ Municipal Bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Also, issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of Municipal Bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares.

In response to the recent national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

Legislation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Funds or investments made by the Funds. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on a Fund or will not impair the ability of the Fund to achieve its investment objective.

The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and a Fund and issuers of securities in which the Fund invests may be affected by the new legislation and regulation in ways that are currently unknown, unanticipated or unforeseeable. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect a Fund as well as issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The implementation of the Dodd-Frank

Act could also adversely affect a Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase a Fund’s and the Investment Advisor’s exposure to potential liabilities. Increased regulatory oversight could also impose administrative burdens on a Fund and the Investment Advisor, including, without limitation, responding to investigations and implementing new policies and procedures. Any of these developments could reduce the profitability of a Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk.

At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of a Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which a Fund invests. Legislation or regulation may also change the way in which a Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of the Fund to achieve its investment objective.

Portfolio Turnover Risk. A Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Antitakeover Provisions. Each Fund’s charter, bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of such Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund. See “ Certain Provisions of the Charter.”

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of April 30, 2010

(Assumes No Change in Leverage)

The table below illustrates the anticipated reduction in Total Expenses expected as a result of the Reorganization. When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses including interest expenses associated with such Fund’s investments in tender option bonds without giving effect to the potential for increased leverage if the Policy Amendments are approved. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. The table sets forth (i) the Total Expenses paid by each Fund for the 12-month period ended April 30, 2010 and (ii) the pro forma Total Expenses for the Combined Fund, assuming the Reorganization had taken place on April 30, 2010. As shown below, the Reorganization of APX into MUA is expected to result in a lower Total Expense Ratio for shareholders of each Fund for the period covered.

	APX	MUA		Pro Forma Combined Fund(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None		None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(c)	0.68%	0.58%		0.58%
Other Expenses	0.12%	0.09	%(d)	0.08%
Interest Expense	0.04%	0.04%		0.04%

Total Expenses	0.84%	0.71%		0.70%

(a)	Assumes the Reorganization had taken place on April 30, 2010.
(b)

No sales load will be charged in connection with the issuance of MUA’s common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)

The Investment Advisor’s contractual management fee for each Fund as a percentage of its average daily total assets (i.e., the average daily value of the Fund’s total assets, including any assets attributable to money borrowed for investment purposes, minus the sum of the Fund’s accrued liabilities, excluding money borrowed for investment purposes) and average common net assets is indicated in the table below.

As a percentage of	APX	MUA	Pro Forma Combined Fund
Total Assets	0.65%	0.55%	0.55%
Common Net Assets	0.68%	0.58%	0.58%

(d)	Other Expenses have been restated to reflect current fees.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in APX and MUA without the Reorganization, in each case without giving effect to the Fund’s Policy Amendment. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
APX	$9	$27	$47	$104
MUA	$7	$23	$40	$88
Pro Forma Combined Fund	$7	$22	$39	$87

The example set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

MUA and APX will bear expenses incurred in connection with the Reorganization that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated evenly between the Funds. Such expenses are estimated to be $421,819 in the aggregate, of which $216,405 is estimated to be attributable to MUA and $205,414 is estimated to be attributable to APX. Neither the Funds nor the Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization.

REASONS FOR THE REORGANIZATION

The factors considered by the Boards with regard to the Reorganization include, but are not limited to, the following:

1.	The Combined Fund is expected to have a lower total expense ratio than that of each Fund prior to the Reorganization.

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.70% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.14% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

The Funds estimate that the completion of the Reorganization would result in a Adjusted Total Expense Ratio for the Combined Fund of 0.90% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.15% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

2.	APX Shareholders will incur a lower contractual management fee rate as a shareholder of the Combined Fund and will remain invested in a non-diversified, NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies as APX and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of APX’s shareholders’ current investments, subject to the differences described in “Comparison of the Funds.”

APX shareholders would continue to own a closed-end fund that (i) has the same investment adviser and portfolio managers as APX, (ii) has comparable risk-return attributes as APX, (iii) similarly focuses its investments primarily on medium to lower grade or unrated municipal obligations exempt from regular Federal and other income taxes, (iv) utilizes leverage as a means to enhance income to shareholders, (v) pays regular distributions on a monthly basis and (vi) trades at market price on the NYSE. See “Investment Objectives and Policies” for additional information regarding the Funds’ investment objectives and policies.

3.	Under current market conditions and all other things being equal, the distribution yield of the Combined Fund is expected to be comparable to the current distribution yield of MUA which, all things being equal, should help the Combined Fund trade at or about the price at which MUA currently trades. Of course, no assurance can be given that the common shares of the Combined Fund will trade at or about the current market price of MUA after the Reorganization.

4.	The Combined Fund is expected to achieve certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.

5.	The greater asset base of the Combined Fund relative to each Fund on a stand-alone basis could give the Combined Fund a greater ability to utilize tender option bonds than either Fund individually, particularly if shareholders of MUA approve the MUA Policy Amendment.

6.	The Combined Fund may experience potential marketing benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from easier product differentiation for shareholders (including shareholders of the Combined Fund).

7.	Shareholders will recognize no gain or loss for Federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In the Reorganization, APX will merge with and into the Merger Subsidiary. APX common shares will be exchanged for MUA common shares pursuant to the Reorganization. Following the Reorganization, the Merger Subsidiary will be liquidated into MUA.

8.	Shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See “Management of the Funds.” The portfolio guidelines of the Combined Fund will either be the same or substantially similar (but not identical) to that of APX, as described in greater detail elsewhere in this Joint Proxy Statement/Prospectus. As a result, it is not anticipated that there will be significant disposition of the holdings in APX as a result of the Reorganization. In addition, nothing will require either Funds to dispose of holdings in APX’s portfolio if, in the reasonable judgment of the Boards or the Investment Advisor, such disposition would adversely affect the tax-free nature of the Reorganization for Federal income tax purposes.

9.	Shareholders will receive substantially the same services after the Reorganization.

10.	The aggregate net asset value of the shares of the Combined Fund that APX shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the APX shares owned by APX Shareholders immediately prior to the Reorganization, and the net asset value of APX shares will not be diluted as a result of the Reorganization.

The Board of each Fund believes that the Reorganization would benefit shareholders of the Funds, based on a number of factors, including that shareholders would not be diluted with respect to net asset value; the relative similarity of the investment strategies and policies of the Funds; the larger net asset base of the Combined Fund after the Reorganization; the capabilities of the management team of the Combined Fund that would manage the Combined Fund; and the possibility of achieving economies of scale going forward. Considering these and other reasons, the Board of each Fund unanimously concluded that completion of the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganization. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

PROPOSAL 1: THE REORGANIZATION OF MUA AND APX

The Reorganization seeks to combine two funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Each Fund’s common shares are listed on the NYSE. The Funds have the same investment adviser. Each Fund focuses its investments primarily on medium to lower grade or unrated municipal obligations exempt from regular Federal and other income taxes. The investment objectives of the Funds are the same: to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

The Board of each Fund, including the Independent Directors, has unanimously approved the Reorganization Agreement. If the shareholders of APX approve the Reorganization Agreement and the shareholders of MUA approve the issuance of additional MUA common shares in connection with the Reorganization (see “Proposal 2: Issuance of MUA Common Shares”), APX will merge with and into the Merger Subsidiary. Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA. APX will terminate its registration under the 1940 Act after the completion of the Reorganization. MUA will continue to operate after the Reorganization as a registered, non-diversified, NYSE-listed, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The aggregate net asset value of MUA common shares received by APX’s shareholders in the Reorganization will equal the aggregate net asset value of that APX common shares held immediately prior to the Reorganization, less the costs of the Reorganization (although shareholders may receive cash for their fractional common shares). In the Reorganization, shareholders of APX will receive common shares of MUA based on the relative net asset values, not the market values, of APX common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of APX prior to the Reorganization.

The Boards have reviewed data presented by BlackRock Advisors, LLC, investment adviser to each of the Funds (the “Investment Advisor”), and believe that the Reorganization generally would result in a reduced Total Expense Ratio (as defined below) and a reduced Adjusted Total Expense Ratio (as defined below) for each Fund, as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. If the Reorganization is approved, the Combined Fund will maintain MUA’s lower management fee rate of 0.55% of MUA’s average daily total assets.

When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses including interest expenses associated with such Fund’s investments in tender option bonds without giving effect to the potential for increased leverage if the Policy Amendments are approved. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2010, the Total Expense Ratios of APX and MUA were 0.84% and 0.71%, respectively (as restated for current fees). The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.70% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Total Expense Ratio of 0.14% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

Assuming shareholders of each Fund approve its Policy Amendment, each Fund intends to utilize leverage in an amount approximately equal to 15% of its total assets regardless of whether the Reorganization is consummated. When we use the term “Adjusted Total Expenses,” we mean a Fund’s estimated total annual operating expenses including interest expenses associated with such Fund’s leverage in an amount equal to 15% of its total assets, assuming its Policy Amendment had been approved. When we use the term “Adjusted Total Expense Ratio,” we mean a Fund’s Adjusted Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios for APX and MUA would have been 1.05% and 0.91%, respectively. The Funds estimate that the completion of the Reorganization would result in an Adjusted Total Expense Ratio for the Combined Fund of 0.90% on a pro forma basis for the 12-month period ended April 30, 2010, representing a reduction in the Adjusted Total Expense Ratio of 0.15% for APX and 0.01% for MUA, each as a percentage of average net assets attributable to common shares.

In approving the proposed Reorganization, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of each Fund’s shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Boards of the Funds, including all of the Independent Directors, approved the Reorganization at a meeting held on September 2, 2010.

Considering these and other reasons, the Board of APX unanimously concluded that completion of the Reorganization is in the best interests of APX and its shareholders and that the interests of the shareholders of APX will not be diluted as a result of the Reorganization. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole with respect to APX and its shareholders, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.”

If the Reorganization is not approved by the shareholders of APX or if the issuance of additional MUA common shares is not approved by the shareholders of MUA, APX will continue to operate for the time being as a stand-alone Maryland corporation and will continue to be advised by the Advisors.

The APX Board has determined that the Reorganization is in the best interests of APX and the shareholders of APX and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the MUA Board has determined that the Reorganization is in the best interests of MUA and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the separate Funds.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of APX will recognize no gain or loss for Federal income tax purposes upon the exchange of their APX common shares for MUA common shares pursuant to the Reorganization. Additionally, APX will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither MUA nor its shareholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that APX and MUA receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The APX Board requests that shareholders of APX approve APX’s proposed Reorganization at the Special Meeting to be held on Friday, December 17, 2010 at 9:00 a.m. Shareholder approval of the Reorganization requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The APX Board recommends that shareholders of APX vote “FOR” the Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

The structure, organization and investment policies of the Funds are substantially similar. Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. Each Fund’s common shares are also listed for trading under the NYSE. The investment objectives of the Funds are the same: to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of medium to lower grade or unrated Municipal Bonds. Each Fund invests at least 80% of its total assets, except during temporary defensive periods, in Municipal Bonds. MUA and APX each is required to invest at least 65% and 75%, respectively, of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality. These ratings are currently Baa (Moody’s) or BBB (S&P or Fitch) or lower. The foregoing investment policies of the Funds are considered fundamental and may not be changed without the approval of a majority of the respective Funds’ outstanding voting shares as defined in the 1940 Act. As used throughout this Joint Proxy Statement/Prospectus and the Statement of Additional Information, “total assets” of a Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.

MUA and APX each has the authority to invest as much as 35% and 25%, respectively, of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, each Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Neither Fund invests more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

Ordinarily, neither Fund intends to realize significant interest income that is subject to Federal income taxes. However, each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

MUA also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Advisors nevertheless believe such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities that pay interest exempt from Federal income taxes will be considered “Municipal Bonds” for purposes of MUA’s investment objective and policies. APX does not have a policy with respect to Non-Municipal Tax-Exempt Securities.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. See “Appendix D—Description of Municipal Bond Ratings” in the Statement of Additional Information.

Each Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Advisors will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Funds. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Advisors will vary the average maturity of the applicable Fund’s portfolio securities based upon their assessment of economic and market conditions.

Each Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, each Fund’s investments will be limited so as to qualify the Fund as a “regulated investment company” for purposes of Federal tax laws. Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or (C) the securities of one or more qualified publicly traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies). A fund that elects to be classified as “diversified” under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds in which each Fund invests. Information with respect to ratings assigned to tax-exempt obligations that each Fund may purchase is set forth in Appendix D—”Description of Municipal Bond Ratings” in the Statement of Additional Information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Each Fund also may purchase Municipal Bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease.

The Municipal Bonds in which the Funds invest pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. BlackRock does not conduct its own analysis of the tax status of the interest paid by Municipal Bonds held by the Funds, but will rely on the opinion of counsel to the issuer of each such instrument. Each Fund may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of Municipal Bonds described in the prospectus, each Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. Each Fund treats all of such tax-exempt securities as Municipal Bonds.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

Each Fund has not established any limit on the percentage of its portfolio that may be invested in private activity bonds. Each Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the size of such issues.

Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Each Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Also included within the general category of Municipal Bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Bonds. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Bonds, plus accrued interest.

Zero Coupon Bonds. Each Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, a Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

“High Yield” or “Junk” Bonds. MUA and APX each is required to invest at least 65% and 75%, respectively, of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality. These ratings are currently Baa (Moody’s) or BBB (S&P or Fitch) or lower. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix D—“Description of Municipal Bond Ratings” in the Statement of Additional Information. Municipal Bonds of below investment grade quality (“Ba/BB” or below) are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Tender Option Bonds

Each Fund may leverage its assets through the use of TOBs Issuers. A TOBs Issuer is typically established by a third party sponsor forming a special purpose trust into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOBs Issuer typically issues two classes of beneficial interests: TOBs Floaters, which are sold to third party investors, and TOBs Residuals which are generally issued to the Fund. Each Fund may invest in both TOBs Floaters and TOBs Residuals. Below is a diagram outlining the structure for a typical TOBs Issuer.

As diagrammed above, the TOBs Issuer receives municipal securities from a Fund through the sponsor and then issues TOBs Floaters to third party investors and a TOBs Residual to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore common shareholders indirectly) received by the TOBs Issuer from the sale of the TOBs Floaters and typically will invest the cash in additional investments permitted by its investment policies. TOBs Floaters may have first priority on the cash flow from the securities held by the TOBs Issuer and are enhanced with a liquidity support arrangement from a liquidity provider which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOBs Floaters, also receives the TOBs Residual. The TOBs Residual provides the Fund with the right (1) to cause the holders of the TOBs Floaters to tender their notes to the TOBs Issuer at par (plus accrued interest), and (2) to acquire municipal securities from the TOBs Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the securities held in the TOBs Issuer are passed through to the Fund, as the holder of the TOBs Residual. This transaction, in effect, creates exposure for the Fund to the entire return of the securities in the TOBs Issuer, with a net cash investment by the Fund that is less than the value of the securities in the TOBs Issuer. This multiplies the positive or negative impact of the securities’ return within the Fund (thereby creating leverage). The leverage within a TOBs Issuer depends on the value of the securities deposited in the TOBs Issuer relative to the value of the TOBs Floaters it issues. In the diagram above, the TOBs Issuer receives municipal securities worth $60, issues TOBs Floaters worth $45 and the Fund receives a TOBs Residual worth $15. The leverage ratio in the TOBs Issuer described in the example is thus 3:1. Increasing the value of the TOBs Floaters issued would increase the leverage ratio of the TOBs Issuer. A TOBs Issuer is generally considered highly leveraged if the TOBs Floaters represent greater than 75% of the market value of the municipal securities at the time they are deposited into the TOBs Issuer and the TOBs Residuals issued by such highly leveraged TOBs Issuers are referred to as “recourse TOBs Residuals”).

The TOBs Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the TOBs Issuer, a substantial downgrade in the credit quality of the issuer of the securities in the TOBs Issuer, the inability of the TOBs Issuer to obtain liquidity support for the TOBs Floaters, a substantial decline in the market value of the securities in the TOBs Issuer, or the inability of the sponsor to remarket any TOBs Floaters tendered to it by holders of the TOBs Floaters. In such an event, the TOBs Floaters would be redeemed by the TOBs Issuer at par (plus accrued interest) out of the proceeds from a sale of the securities in the TOBs Issuer. If this happens, the Fund would be entitled to the assets of the TOBs Issuer, if any, that remains after the TOBs Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOBs Floaters at par (plus accrued interest), the liquidity provider or the holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless it was a recourse TOBs Residual).

If the Fund were to invest in a recourse TOBs Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer.

Under accounting rules, securities of a Fund that are deposited into a TOBs Issuer are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOBs Floaters issued by a TOBs Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOBs Floaters and other expenses related to remarketing, administration and trustee services to a TOBs Issuer are reported as expenses of the Fund.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Issuer, the Fund as the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Issuer provide for a liquidation of the municipal security deposited in the TOBs Issuer and the application of the proceeds to pay off the TOBs Floaters.

The use of TOBs Residuals will require each Fund to earmark or segregate liquid assets in an amount equal to any TOBs Floaters, plus any accrued but unpaid interest due on the TOBs Floaters, issued by TOBs Issuers sponsored on behalf of the Fund that are not owned by the Fund. Each Fund will not earmark or segregate assets transferred to a TOBs Issuer. Each Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

See “Risks—Tender Option Bonds Risk” for a description of the risks involved with a TOBs Issuer.

Other Investment Policies

See “Investment Objectives and Policies of the Funds—Other Investment Policies” in the Statement of Additional Information for a discussion of the Funds’ other investment policies.

Information Regarding Strategic Transactions

Each Fund may enter into certain hedging and risk management transactions (“Strategic Transactions”). Strategic Transactions involve the use of derivative instruments. Such instruments may include, options and certain financial futures contracts and options thereon. Strategic Transactions may be used to attempt to protect against possible changes in the market value of a Fund’s portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of a Fund to use Strategic Transactions successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. There is no assurance that these derivative strategies will be available at any time or that the Advisors will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful. The Strategic Transactions that the Funds may use are described in the Statement of Additional Information under “Investment Objectives and Policies of the Funds—Information Regarding Strategic Transactions.”

The principal risks relating to the use of Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in a Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Code may also restrict or affect the ability of the Fund to engage in Strategic Transactions. Appendix E to the Statement of Additional Information contains further information about the characteristics, risks and possible benefits of Strategic Transactions.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are the same: to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

Investment Strategies and Restrictions

The Funds have either the same or substantially similar (but not identical) investment strategies and restrictions. A comparison of the significant investment strategies and operating policies used by the Funds is set forth in the table below. The investment strategies and significant operating policies of the Combined Fund will be those of MUA.

MUA	APX	Comparison

Investment Objective

MUA seeks to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

	Investment Objective Same as MUA	Investment Objective Same

MUA	APX	Comparison
Municipal Bonds MUA invests at least 80% of its total assets, except during temporary defensive periods, in Municipal Bonds.	Municipal Bonds Same as MUA	Municipal Bonds Same

High Yield Bonds

MUA invests at least 65% of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that the Investment Advisor believes are of comparable quality.

High Yield Bonds

APX maintains at least 75% of its total assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated.

High Yield Bonds APX must maintain a higher percentage of its total assets in medium to lower rated Municipal Bonds.

Investment Grade Bonds

MUA has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities).

Investment Grade Bonds

APX has the authority to invest as much as 25% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P).

Investment Grade Bonds

MUA may maintain a higher percentage of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities).

State Concentration MUA may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.	State Concentration Same as MUA	State Concentration Same

Industry Concentration

MUA may not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.)

	Industry Concentration Same as MUA	Industry Concentration Same

Leverage* MUA may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value.	Leverage* Same as MUA	Leverage* Same

*	The current leverage policy of MUA and APX. A proposal to remove the 5% fundamental restriction on leverage is included in this Joint Proxy Statement/Prospectus for each Fund.

MUA	APX	Comparison

Alternative Minimum Tax

MUA may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.

	Alternative Minimum Tax Same as MUA	Alternative Minimum Tax Same

Repurchase Agreements

MUA may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

	Repurchase Agreements APX may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.	Repurchase Agreements APX does not have any limitations with respect to illiquid securities.

Non-Municipal Tax-Exempt Securities

MUA also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”).

	Non-Municipal Tax-Exempt Securities No policy with respect to Non-Municipal Tax-Exempt Securities.	Non-Municipal Tax-Exempt Securities APX does not have a policy with respect to Non-Municipal Tax-Exempt Securities.

Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act.

Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Municipal Bonds.

Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments.

Non-Municipal Tax-Exempt Securities that pay interest exempt from Federal income taxes will be considered “Municipal Bonds” for purposes of the Funds’ investment objective and policies.

MUA	APX	Comparison

Defensive Measures

MUA reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant.

	Defensive Measures Same as MUA	Defensive Measures Same

Short-Term Obligations

Taxable commercial paper must be rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody’s, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the Investment Advisor.

	Short-Term Obligations Taxable commercial paper must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or an equivalent rating in the opinion of the Investment Advisor.	Short-Term Obligations MUA may invest in taxable commercial paper rated A-3 by S&P, Prime 3 by Moody’s, F-3 by Fitch or with credit characteristics equivalent to such ratings.

The short-term tax-exempt obligations also will be in the highest rating categories as determined either by Moody’s (currently, MIG-1 through MIG-3 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-2 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper). MUA may invest in lower rated or unrated short-term tax-exempt obligations to the extent that such investments do not exceed 20% of its total assets.

Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion. MUA may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that APX may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

APX does not have any rating limitations with respect to short-term tax-exempt obligations.

MUA	APX	Comparison

Indexed and Inverse Floating
Obligations

MUA may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. MUA also may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). MUA also may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts.

	Indexed and Inverse Floating Obligations No policy with respect to Indexed and Inverse Floating Obligations.	Indexed and Inverse Floating Obligations APX does not have a policy with respect to Indexed and Inverse Floating Obligations.

Call Rights MUA may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”).	Call Rights No policy with respect to Call Rights.	Call Rights APX does not have a policy with respect to Call Rights.

Writing Covered Call Options MUA may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.	Writing Covered Call Options Same as MUA	Writing Covered Call Options Same

Purchase of Options

MUA will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by that Fund would exceed 5% of the market value of the Fund’s total assets.

	Purchase of Options Same as MUA	Purchase of Options Same

Distribution Schedule Monthly Distributions	Distribution Schedule Same as MUA	Distribution Schedule Same

The Funds’ investment restrictions differ in some respects, as discussed below. The fundamental investment restrictions of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common shares of that Fund. (For this purpose and under the 1940 Act, “majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The following investment restrictions of MUA will apply to the Combined Fund. Under its fundamental investment restrictions, MUA may not:

1) Make investments for the purpose of exercising control or management.

2) Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of money market funds advised by the Investment Advisor or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3) Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

4) Issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value.

5) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

6) Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

7) Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry).

For purposes of restriction (7), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by MUA, which may be changed by its Board of Directors without shareholder approval, provide that MUA may not:

A) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.

B) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

C) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

D) Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options except that the Fund may write, purchase and sell options and futures on municipal bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell call rights to require a mandatory tender for the purchase of related municipal bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

APX’s fundamental investment restrictions are substantially the same as MUA’s fundamental investment restrictions (1) through (7) above. In addition, APX has two other fundamental investment restrictions, which are substantially similar to MUA’s additional non-fundamental investment restrictions (C) and (D) above.

Each Fund’s shareholders separately are being asked to remove restriction (4). See “Proposals 3 and 4: Removal of the Funds’ Fundamental Leverage Restrictions.”

In addition, in order to comply with Federal tax requirements for qualification as a “regulated investment company,” each Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or (C) the securities of one or more qualified publicly traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies). These tax-related limitations may be changed by each Fund’s respective Board to the extent appropriate in light of changes to applicable tax requirements.

Any policies of MUA not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.

Leverage

The Funds currently leverage their assets through TOBs. The Combined Fund would also utilize such forms of leverage.

Each Fund currently has a fundamental policy that provides that such Fund may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value. The Fund’s currently leverage their assets through TOBS, which does not exceed 5% of each Fund’s total assets. See table below for details regarding the following: (1) each Fund’s total economic leverage as a percentage of its total assets as of July 31, 2010 without giving effect to the potential for increased leverage if the Policy Amendments are approved; (2) the Combined Fund’s total economic leverage on a pro forma basis as a percentage of its total assets assuming the Reorganization is consummated as of July 31, 2010 and without giving effect to the potential for increased leverage if the Policy Amendments are approved; and (3) the proposed total economic leverage as a percentage of its total assets of each Fund and the Combined Fund assuming the Funds’ Policy Amendments are approved.

Fund	Total Economic Leverage As a % of Total Assets (Current Leverage Policy)	Total Economic Leverage As a % of Total Assets (Proposed Leverage Policy)
MUA	3.83%	15.00%
APX	3.77%	15.00%
Combined Fund	3.81%	15.00%

The Boards of the Funds have reviewed the Current Leverage Policy and believe such policy is unduly restrictive and should be removed. If the Policy Amendments are approved by shareholders, each Fund may use leverage up to the maximum amount permitted under the 1940 Act without further shareholder approval, which means each Fund may use economic leverage treated as a “senior security” under the 1940 Act in an amount up to 50% of its total assets through the issuance of preferred stock and debt securities. Each Fund may also use tender option bonds that create economic leverage for such Fund but are not treated as “senior securities” under the 1940 Act, which means each Fund could use economic leverage in excess of 50% of its total assets without shareholder approval, although it has no current intention of doing so. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” for additional information about tender option bonds.

The Boards have authorized the Funds to use economic leverage up to 25% of their respective total assets, subject to shareholder approval of the Policy Amendments. Each Fund currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. The Board of each Fund could in the future authorize its respective Fund to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

In the event the Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of APX, would be subject to the leverage policy for MUA following the Reorganization. If MUA shareholders do not approve the MUA Policy Amendment, then the Combined Fund would operate under MUA’s current leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would not have the benefit of the new leverage policy. In such an event, APX shareholders would not have the benefit of the new leverage policy even if APX shareholders had previously approved the APX Policy Amendment. If MUA shareholders approve the MUA Policy Amendment, then the Combined Fund would operate under the new leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would have the benefit of the new leverage policy. In such an event, APX shareholders would be subject to the new leverage policy even if APX shareholders had not previously approved the APX Policy Amendment. There can be no assurance that MUA shareholders will approve the MUA Policy Amendment.

There can be no assurance that MUA shareholders will approve the MUA Policy Amendment. In addition, there can be no assurance the Combined Fund will be able to continue to use leverage through the use of TOBs or other forms of leverage during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into TOBs transactions or use other forms of leverage during such periods.

Leverage involves greater risks and costs and the Combined Fund’s leveraging strategy may not be successful. Although the timing of and other terms concerning the Combined Fund’s use of leverage will be determined by the Combined Fund’s Board, the Combined Fund would expect to invest the proceeds resulting from its use of leverage in municipal bonds. Any leverage used by the Combined Fund would pay adjustable rate dividends based on shorter-term interest rates, which would likely be determined periodically by a remarketing or similar process. The adjustment period for dividends payable pursuant to the Combined Fund’s use of leverage could be as short as one day or as long as a year or more. So long as the Combined Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate payable on the Combined Fund’s leverage, after accounting for expenses, the leverage would cause a common shareholder of the Combined Fund to receive a higher current rate of income than if the Combined Fund was not leveraged. See “Risk Factors and Special Considerations—General Leverage Risk” and “Tender Option Bond Risk.”

Changes in the value of the Combined Fund’s bond portfolio, including bonds purchased with the proceeds of TOBs, will be borne entirely by the shareholders. If there is a net decrease, or increase, in the value of the Combined Fund’s investment portfolio, the leverage will decrease or increase (as the case may be) the net asset value per common share to a greater extent than if the Combined Fund was not leveraged. During periods in which the Combined Fund is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Combined Fund did not use leverage because the fees paid will be calculated on the basis of the Combined Fund’s total assets, which includes amounts borrowed for investment purposes.

If a Fund’s Policy Amendment is approved, any benefits from additional leverage will not be fully achieved until the additional proceeds resulting from the increased use of leverage have been invested in debt instruments in accordance with the Fund’s investment objectives and policies. No assurance can be given at this time as to how long it will take for each Fund to reach its leverage target of approximately 15% of its total assets or that a Fund will be able to use additional leverage to reach such leverage target.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law. A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Advisors

BlackRock Advisors, LLC acts as the investment adviser for each Fund. Pursuant to an investment management agreement between BlackRock Advisors, LLC and each Fund, MUA and APX pays the Investment Advisor a monthly fee at an annual rate of 0.55% and 0.65%, respectively, of the respective Fund’s average daily total assets.

BlackRock Investment Management, LLC acts as the sub-advisor for each Fund (the “Sub-Advisor” and together with the Investment Advisor, the “Advisors”). BlackRock Advisors, LLC has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC, under which the BlackRock Advisors, LLC pays BlackRock Investment Management, LLC for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to BlackRock Advisors, LLC.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in each Fund’s semi-annual report to shareholders for the period ending October 31, 2009.

In addition to the fees paid to the Investment Advisor, the Funds pay all other costs and expenses of their operations, including compensation of their directors (other than those affiliated with the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

BlackRock Advisors, LLC, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Investment Management, LLC, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”), which is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At September 30, 2010, BlackRock’s assets under management was $3.446 trillion.

The BlackRock organization has over 20 years of experience managing closed-end funds and, as of September 30, 2010, advised a registered closed-end fund family of 95 exchange-listed active funds with approximately $39.3 billion in assets. In addition, BlackRock advised 3 non-exchange-listed closed-end funds with approximately $817 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2010, the firm has approximately 8,900 employees in 24 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Investment Advisor serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the Combined Fund. Each Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio, which includes setting each Fund’s overall investment strategy, overseeing the management of each Fund and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the Funds’ portfolio management team since 1997 and 2006, respectively.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM“) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1998 to 2003. He has been a portfolio manager with BlackRock or MLIM since 1991.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Advisors may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Advisors, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisors.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to MUA and APX
Investment Advisor	BlackRock Advisors, LLC
Sub-Advisor	BlackRock Investment Management, LLC
Custodian	The Bank of New York Mellon
Transfer Agent, Dividend Disbursing Agent and Registrar	The Bank of New York Mellon
Accounting Services Provider	State Street Bank and Trust Company
Independent Auditors	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Directors	Debevoise & Plimpton LLP

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by the Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian. The Bank of New York Mellon also serves as each Fund’s transfer agent with respect to the Funds’ common shares.

It is not anticipated that the Reorganization will result in any change in the organizations providing services to MUA as set forth above. As a result of the Reorganization, the service providers to MUA are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of APX and MUA as of July 31, 2010 and the pro forma capitalization of the Combined Fund as if the proposed Reorganization had occurred on that date.

Capitalization as of July 31, 2010

	MUA	APX	Adjustments		Pro Forma Combined Fund
Net Assets(a)	$269,937,960	$185,839,393	$(421,819	)(b)	$455,355,534
Common Shares Outstanding	21,137,255	19,981,270	(5,433,707	)(c)	35,684,818
Net Asset Value Per Share	$12.77	$9.30	$(0.01	)(b)	$12.76

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding common shares” table below.
(b)	Reflects non-recurring aggregate estimated Reorganization expenses of $421,819 of which $216,405 is estimated to be attributable to MUA and $205,414 is estimated to be attributable to APX.
(c)	Reflects adjustments of (5,433,707) for APX due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of a Fund are entitled to share equally in dividends declared by the Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and a Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Shares as of October 31, 2010

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MUA	Common Stock	200,000,000	—	21,176,532
APX	Common Stock	150,000,000	—	19,990,638

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

MUA	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2010	$13.20	$12.82	$13.12	$12.77	1.41%	-1.53%
July 31, 2010	$12.88	$12.42	$12.77	$12.57	1.02%	-2.05%
April 30, 2010	$12.70	$12.19	$12.63	$12.29	1.71%	-1.44%
January 31, 2010	$12.65	$11.74	$12.31	$11.96	3.10%	-2.98%
October 31, 2009	$12.72	$11.29	$12.52	$11.07	8.35%	-7.21%
July 31, 2009	$11.51	$10.79	$11.17	$10.60	5.47%	-2.62%
April 30, 2009	$11.35	$9.91	$10.59	$10.21	8.93%	-3.38%
January 31, 2009	$10.70	$8.36	$10.73	$9.54	4.80%	-14.91%
October 31, 2008	$12.70	$8.35	$12.62	$10.57	1.77%	-26.30%
July 31, 2008	$13.60	$12.54	$12.85	$12.41	6.33%	-0.40%

APX	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2010	$9.59	$9.11	$9.54	$9.30	1.06%	-3.26%
July 31, 2010	$9.10	$8.77	$9.30	$9.16	-1.73%	-4.98%
April 30, 2010	$9.13	$8.75	$9.19	$8.94	1.68%	-3.48%
January 31, 2010	$9.00	$8.33	$8.94	$8.68	1.12%	-5.13%
October 31, 2009	$8.85	$8.01	$9.06	$8.04	3.20%	-9.39%
July 31, 2009	$8.18	$7.47	$8.08	$7.68	2.25%	-5.08%
April 30, 2009	$7.82	$6.52	$7.67	$7.41	2.62%	-13.41%
January 31, 2009	$8.01	$6.10	$7.79	$6.91	2.96%	-18.59%
October 31, 2008	$9.53	$5.98	$9.16	$7.67	4.96%	-28.00%
July 31, 2008	$9.86	$9.03	$9.32	$9.01	5.79%	-1.09%

As of November 5, 2010, the net asset value per common share of APX was $9.49 and the market price per common share was $9.39, representing a discount to net asset value of -1.05% and the net asset value per common share of MUA was $13.05 and the market price per common share was $13.01, representing a discount to net asset value of -0.31%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of July 31, 2010

Fund	Trailing 12-month Distribution Yield based on July 31, 2010 NAV	One Year ended July 31, 2010 based on NAV	One Year ended July 31, 2010 based on Market Price	Life of Fund based on NAV	Life of Fund based on Market Price	Inception Date
APX	6.01%	23.05%	18.28%	6.25%	5.74%	7/25/1989
MUA	6.27%	22.88%	21.21%	6.14%	5.80%	6/25/1993

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of MUA will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of APX are the same as that of MUA. MUA intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Fund’s common shares. MUA’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Fund. MUA is required to allocate net capital gains and other taxable income, if any, received by the Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income is realized.

The tax treatment and characterization of MUA’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. MUA will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of MUA’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that MUA may make total distributions during a calendar or fiscal year in an amount that exceeds MUA’s net investment income, net capital gains and accumulated earnings and profits (if any) for the relevant fiscal year and its previously undistributed earnings and profits from prior years. In such situations, the amount by which MUA’s total distributions exceed its net investment income, net capital gains and accumulated earnings and profits (if any) generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of MUA’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof and the movement of interest rates for municipal bonds. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of APX or MUA if the Reorganization were not completed. To permit MUA to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by MUA for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will increase MUA’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Fund’s net asset value. Holders of MUA’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of a Fund’s common shares may be reinvested automatically in such Fund’s common shares, see “Automatic Dividend Reinvestment Plan” below.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The automatic dividend reinvestment plan (the “Plan”) of MUA will be the automatic dividend reinvestment plan of the Combined Fund. The automatic dividend reinvestment plan of APX is the same as MUA’s Plan. Shareholders of MUA are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services (the “Plan Agent”), agent for shareholders in administering the Plan. Shareholders who do not participate in the Plan receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

After MUA declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by open-

market purchases. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date, which will typically be approximately 10 days after the payment date for such dividend. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by MUA. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions. Participants should consult their own tax advisors regarding the Federal income tax consequences of the automatic reinvestment of dividends and distributions, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

MUA reserves the right to amend or terminate its Plan. There is no direct service charge to participants in its Plan; however, MUA reserves the right to amend its Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $0.02 per share sold brokerage commission.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252–8035, Telephone: (866) 216–0242.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of a Fund. With respect to APX, a director may only be removed from office for cause and only by action taken by the holders of at least 75% of the shares of capital stock entitled to be voted on the matter. With respect to MUA, a director may be removed from office with or without cause by vote of the holders of 66% of the votes entitled to be voted on the matter.

The charters of MUA and APX require the favorable vote of the holders of at least 66 2/3% and 75%, respectively, of all of the Fund’s shares of capital stock, then entitled to be voted on the matter, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund is required.

The Board of each Fund has determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act or, in certain circumstances, Maryland law, are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

Each Fund is incorporated as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland. MUA was incorporated under the laws of the State of Maryland on April 15, 1993 and commenced operations on June 25, 1993. MUA was known as MuniAssets Fund, Inc. prior to September 14, 2006. APX was incorporated under the laws of the State of Maryland on June 29, 1987 and commenced operations on July 25, 1989. APX was known as Apex Municipal Fund, Inc. prior to September 14, 2006.

CONVERSION TO OPEN-END FUND

To convert MUA to an open-end investment company, MUA’s charter requires the affirmative vote of the holders of at least 66 2/3% of MUA’s outstanding shares of capital stock entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws).

To convert APX to an open-end investment company, APX’s charter requires the affirmative vote of the holders of at least 75% of APX’s outstanding shares of capital stock entitled to be voted on the matter (or a majority of the votes entitled to be cast thereon if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws).

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at net asset value plus a sales load. The Boards believe, however, that the Funds’ closed-end structure is desirable in light of the Funds’ investment objectives and policies. Therefore, shareholders should assume that it is not likely that the Boards would vote to convert any of the Funds to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Common shareholders of APX, which is a corporation organized under Maryland law, will not have appraisal rights as the common shares of APX are traded on the NYSE. Under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

BlackRock MuniAssets Fund, Inc. (MUA)

The Financial Highlights table is intended to help you understand MUA’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in MUA (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Deloitte & Touche LLP, MUA’s independent registered public accounting firm. Financial statements for the fiscal year ended April 30, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in MUA’s Annual Report for the fiscal year ended April 30, 2010, which is available upon request.

BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30, 2010	Period June 1, 2008 to April 30, 2009	Year Ended May 31,
			2008	2007	2006	2005	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$10.59	$12.79	$13.87	$13.65	$13.40	$12.36	$11.94	$12.55	$12.96	$12.76	$14.46

Net investment income	0.80 [1]	0.72 [1]	0.78 [1]	0.82 [1]	0.81 [1]	0.81 [1]	0.83 [1]	0.81 [1]	0.79	0.83	0.80
Net realized and unrealized gain (loss)	2.06	(2.18)	(1.04)	0.24	0.27	1.04	0.38	(0.64)	(0.41)	0.19	(1.69)

Net increase (decrease) from investment operations	2.86	(1.46)	(0.26)	1.06	1.08	1.85	1.21	0.17	0.38	1.02	(0.89)

Dividends and distributions from:
Net investment income	(0.82)	(0.74)	(0.82)	(0.84)	(0.83)	(0.81)	(0.78)	(0.78)	(0.79)	(0.82)	(0.81)
Net realized gain	—	—	(0.00)[2]	—	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.82)	(0.74)	(0.82)	(0.84)	(0.83)	(0.81)	(0.79)	(0.78)	(0.79)	(0.82)	(0.81)

Net asset value, end of period	$12.63	$10.59	$12.79	$13.87	$13.65	$13.40	$12.36	$11.94	$12.55	$12.96	$12.76

Market price, end of period	$12.65	$10.91	$13.35	$15.29	$14.13	$13.27	$11.38	$11.91	$11.66	$13.00	$11.19

Total Investment Return[3]
Based on net asset value	27.72%	(11.29)%[4]	(1.90)%	7.72%	8.31%	15.65%	10.74%	1.61%	3.30%	8.58%	(5.45)%

Based on market price	24.17%	(12.45)%[4]	(7.12)%	14.71%	13.22%	24.39%	2.22%	9.09%	(4.32)%	24.22%	(7.79)%

Ratios Based on Average Net Assets Applicable to Common Shares
Total expenses	0.72%	0.77%[6]	0.70%	0.68%	0.68%	0.67%	0.67%	0.78%	0.83%	0.76%	0.74%

Total expenses after fees waived and paid indirectly	0.72%	0.76%[6]	0.69%	0.68%	0.68%	0.67%	0.67%	0.78%	0.83%	0.76%	0.74%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.67%	0.70%[6]	0.66%	0.68%	0.68%	0.67%	0.67%	0.78%	0.74%[7]	0.76%	0.74%

Net investment income	6.72%	7.13%[6]	5.81%	5.91%	5.97%	6.30%	6.71%	6.76%	6.16%	6.44%	5.96%

Supplemental Data
Net assets, end of period (000)	$266,831	$221,899	$266,913	$287,367	$280,793	$273,382	$252,203	$243,671	$255,150	$135,448	$133,065

Portfolio turnover	44%	23%	23%	25%	17%	20%	19%	27%	20%	17%	32%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent annual report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.
[7]	Excludes reorganization costs.

BlackRock Apex Municipal Fund, Inc. (APX)

The Financial Highlights table is intended to help you understand APX’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in APX (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Deloitte & Touche LLP, APX’s independent registered public accounting firm. Financial statements for the fiscal year ended April 30, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in APX’s Annual Report for the fiscal year ended April 30, 2010, which is available upon request.

BlackRock Apex Municipal Fund, Inc. (APX)

	Year Ended April 30, 2010	Period July 1, 2008 to April 30, 2009	Year Ended June 30,
			2008	2007	2006	2005	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$7.67	$9.14	$9.95	$9.90	$9.82	$9.13	$8.99	$9.24	$9.45	$9.33	$10.37

Net investment income	0.57 [1]	0.48 [1]	0.54 [1]	0.58 [1]	0.58 [1]	0.58 [1]	0.60 [1]	0.58 [1]	0.58	0.59	0.66
Net realized and unrealized gain (loss)	1.51	(1.48)	(0.77)	0.06	0.08	0.69	0.11	(0.27)	(0.22)	0.13	(1.03)

Net increase (decrease) from investment operations	2.08	(1.00)	(0.23)	0.64	0.66	1.27	0.71	0.31	0.36	0.72	(0.37)

Dividends and distributions from:
Net investment income	(0.56)	(0.47)	(0.58)	(0.59)	(0.58)	(0.58)	(0.57)	(0.56)	(0.57)	(0.60)	(0.67)
Net realized gain	—	—	—	—	—	—	(0.00)[2]	—	—	—	—

Total dividends and distributions	(0.56)	(0.47)	(0.58)	(0.59)	(0.58)	(0.58)	(0.57)	(0.56)	(0.57)	(0.60)	(0.67)

Net asset value, end of period	$9.19	$7.67	$9.14	$9.95	$9.90	$9.82	$9.13	$8.99	$9.24	$9.45	$9.33

Market price, end of period	$8.87	$7.72	$9.28	$10.23	$10.25	$9.48	$8.26	$8.48	$8.39	$9.10	$8.94

Total Investment Return[3]
Based on net asset value	27.99%	(10.81)%[4]	(2.40)%	6.48%	7.00%	14.67%	8.64%	4.13%	4.31%	8.48%	(3.23)%

Based on market price	22.73%	(11.58)%[4]	(3.61)%	5.73%	14.76%	22.36%	4.20%	8.18%	(1.64)%	9.05%	(6.22)%

Ratios Based on Average Net Assets Applicable to Common Shares
Total expenses	0.84%	0.91%[6]	0.85%	0.80%	0.81%	0.80%	0.79%	0.90%	0.87%	0.82%	0.81%

Total expenses after fees waived	0.84%	0.91%[6]	0.84%	0.80%	0.80%	0.80%	0.79%	0.90%	0.87%	0.82%	0.81%

Total expenses after fees waived and excluding interest expense and fees[5]	0.80%	0.84%[6]	0.80%	0.80%	0.80%	0.80%	0.79%	0.90%	0.87%	0.82%	0.81%

Net investment income	6.64%	7.16%[6]	5.64%	5.75%	5.83%	6.11%	6.52%	6.56%	6.19%	6.35%	6.71%

Supplemental Data
Net assets, end of period (000)	$183,622	$152,961	$181,656	$196,826	$194,646	$192,475	$178,983	$176,116	$181,093	$185,246	$182,879

Portfolio turnover	46%	20%	25%	22%	19%	22%	19%	24%	25%	17%	20%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent annual report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information), APX will merge with and into the Merger Subsidiary. APX common shares will be converted to the right to receive MUA common shares pursuant to the Reorganization. MUA common shares issued to APX shareholders will have an aggregate net asset value equal to the aggregate net asset value of APX’s common shares outstanding immediately prior to the Reorganization, less the costs of the Reorganization (though cash may be paid in lieu of any fractional common shares). Each shareholder of APX will receive the number of MUA common shares corresponding to his or her proportionate interest in the common shares of APX. As soon as practicable after the Closing Date for the Reorganization, APX will deregister as investment companies under the 1940 Act and the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA.

The distribution of MUA common shares to APX’s shareholders will be accomplished by opening new accounts on the books of MUA in the names of the shareholders of APX and transferring to those shareholder accounts MUA common shares. Each newly-opened account on the books of MUA for the former shareholders of APX will represent the respective pro rata number of MUA common shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional MUA common shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, MUA’s transfer agent will aggregate all such fractional MUA common shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of APX common share certificates. See “Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” below for a description of the procedures to be followed by APX’s shareholders to obtain their MUA common shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganization, each common shareholder of APX will own MUA common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s APX common shares immediately prior to the Closing Date. Since MUA common shares will be issued at net asset value in exchange for the common shares of APX having a value equal to the aggregate net asset value of those MUA common shares, the net asset value per share of MUA common shares should remain virtually unchanged by the Reorganization except for its share of the costs of the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of MUA common shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of APX. No sales charge or fee of any kind will be charged to shareholders of APX in connection with their receipt of MUA common shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Common Shares

The respective assets of each of the Funds will be valued on or after the close of business of the NYSE on the business day immediately preceding the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund. The net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including incurred and accrued expenses, which will include each Fund’s share of the costs of the Reorganization) is divided by the total number of common shares of the Fund outstanding at such time.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of APX, approval of the issuance of additional MUA common shares by the shareholders of MUA, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of each Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of APX) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Board of each Fund; (ii) by the Board of APX if any condition of APX’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of MUA if any condition of MUA’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

MUA will issue to APX shareholders book entry interests for MUA common shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate net asset value of APX common shares. With respect to any APX shareholder holding certificates evidencing ownership of APX common shares as of the Closing Date, and subject to MUA being informed thereof in writing by APX, MUA will not permit such shareholder to receive new certificates evidencing ownership of MUA common shares, until notified by APX or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of APX common shares or, in the event of lost certificates, posted adequate bond. APX, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of APX common shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganization, shareholders of APX will be furnished with instructions for exchanging their share certificates for MUA share certificates and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of APX. If, after the Closing Date, certificates representing common shares of APX are presented to MUA, they will be cancelled and exchanged for certificates representing MUA common shares and cash in lieu of fractional common shares, if applicable, distributable with respect to APX’s common shares in the Reorganization.

Expenses of the Reorganization

The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form

N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated evenly between the Funds. Neither the Funds nor the Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization. The estimated expenses of the Reorganization attributable to MUA and APX are estimated to be $216,405 and $205,414, respectively.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain Federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of APX as capital assets for Federal income tax purposes (generally, assets held for investment). This summary does not address all of the Federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under Federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of Federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the Federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that APX and MUA each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on Federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of APX and MUA and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the Federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by APX or MUA by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of APX who exchanges all of its APX common shares solely for MUA common shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional MUA common share, as discussed below).

•

The aggregate tax basis of MUA common shares received by a shareholder of APX pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s APX common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional MUA common share for which cash is received).

•

The holding period of MUA common shares received by a shareholder of APX pursuant to the Reorganization will include the holding period of the shareholder’s APX common shares surrendered in exchange therefor.

•	A shareholder of APX that receives cash in lieu of a fractional MUA common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional MUA common share. An APX shareholder that receives cash in lieu of a fractional MUA common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional MUA common share and the APX shareholder’s tax basis in APX common shares allocable to the fractional MUA common share. The capital gain or loss will be a long-term capital gain or loss if the APX shareholder’s holding period for APX common shares is more than one year as of the date the Reorganization is consummated.

•

MUA’s tax basis in APX’s assets received by MUA pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of APX immediately prior to the Reorganization, and MUA’s holding period for such assets will, in each instance, include the period during which the assets were held by APX.

MUA intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

On or prior to the Closing Date, APX will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of APX all of APX’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that APX maintains its status as a regulated investment company at all times up to and including the Closing Date. To the extent that such a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for Federal income tax purposes.

MUA will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of APX, which will be subject to the limitations described below. If APX has capital loss carryforwards, they would, in the absence of the Reorganization, generally be available to offset capital gains. As a result of the Reorganization, however, APX will undergo an “ownership change” for Federal income tax purposes, and, accordingly, MUA’s use of APX’s capital loss carryforwards (and certain unrealized built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. For a fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS (for example, the rate is 4.01% for July 2010)). Any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. MUA’s capital loss carryforwards, if any, should not be limited solely by reason of the Reorganization.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of APX would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual effect of the loss limitation rules on a shareholder of a Fund would depend on many variables, including such Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses) in excess of what would be the “annual loss limitation amount” were the Reorganization to occur, the timing and amount of future capital gains that would be recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses)). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

PROPOSAL 2: ISSUANCE OF MUA COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization of MUA and APX,” MUA will issue additional MUA common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will result in no reduction of the net asset value of MUA common shares, other than to reflect the costs of the Reorganization.

No gain or loss for Federal income tax purposes will be recognized by MUA or its shareholders pursuant to the Reorganization. The MUA Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of MUA. In particular, the MUA Board reviewed data presented by the Advisors showing that MUA will experience a reduced Total Expense Ratio as a result of the proposed Reorganization. If the Reorganization is approved, the Combined Fund will maintain MUA’s lower management fee rate of 0.55% of MUA’s average daily total assets.

The MUA Board requests that shareholders of MUA approve the issuance of additional MUA common shares in connection with the Reorganization at the Special Meeting to be held on Friday, December 17, 2010 at 9:00 a.m. The affirmative vote of shareholders representing at least a majority of votes cast on a proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitle to vote on the proposal is required to approve the issuance of additional common shares for the Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the first quarter 2011. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The MUA Board recommends that shareholders of MUA vote “FOR” the issuance of additional MUA common shares in connection with the Reorganization.

PROPOSALS 3 AND 4: REMOVAL OF THE FUNDS’ FUNDAMENTAL LEVERAGE RESTRICTIONS

Each Fund currently has a fundamental restriction that provides that such Fund may not issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value (the “Current Leverage Policy”). These policies are referred to as “fundamental” and cannot be amended without the approval of the Funds’ shareholders. The Boards of the Funds have reviewed the Current Leverage Policy and believe such policy is unduly restrictive and should be removed. The shareholders of each Fund are being asked to approve a proposal to remove their respective Fund’s fundamental investment restriction restricting such Fund from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value (each, a “Policy Amendment” and collectively, the “Policy Amendments”). If the Policy Amendments are approved by shareholders, each Fund may use leverage up to the maximum amount permitted under the 1940 Act without further shareholder approval, which means each Fund may use economic leverage treated as a “senior security” under the 1940 Act in an amount up to 50% of its total assets through the issuance of preferred stock and debt securities. Each Fund may also use tender option bonds that create economic leverage for such Fund but are not treated as “senior securities” under the 1940 Act, which means each Fund could use economic leverage in excess of 50% of its total assets without shareholder approval, although it has no current intention of doing so. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” for additional information about tender option bonds.

The Boards have authorized the Funds to use economic leverage up to 25% of their respective total assets, subject to shareholder approval of the Policy Amendments. Each Fund currently intends to use economic leverage approximately equal to 15% of its total assets at the time the leverage is implemented, but may use economic leverage up to 25% of its total assets under the new leverage policy set by the Board without further Board or shareholder approval. As a non-fundamental policy, the Board of each Fund could in the future authorize its respective Fund to use additional leverage up to the maximum amount permitted under the 1940 Act or change the 25% threshold at which Board approval is required to increase leverage, in each case without further shareholder approval.

Under the 1940 Act, a Fund is not permitted to issue senior securities if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that a Fund may not declare distributions, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of a Fund.

The Boards of the Funds anticipate that the new leverage policy would benefit the Funds’ shareholders. The new leverage policy could provide the Advisors with the flexibility to manage each Fund more effectively in the future, to respond to changing market conditions and new investment opportunities and to generate additional income for each Fund’s shareholders. As a non-fundamental policy, the amounts of leverage incurred by a Fund can be changed by the Fund’s Board without prior notice or shareholder approval up to the maximum amount of the leverage permitted under the 1940 Act. Approval of a Fund’s Policy Amendment is not contingent upon the approval of the Reorganization or the Issuance. A Fund’s shareholders would have the benefit of the new leverage policy regardless of whether the Reorganization or the Issuance was approved so long as the Fund’s Policy Amendment was approved by the Fund’s shareholders. In the event a Fund’s Policy Amendment is not approved by the Fund’s shareholders, the Investment Advisor will continue to manage the Fund under the Current Leverage Policy.

At the Meeting, each Fund’s shareholders will be asked to approve its respective Policy Amendment. Each Policy Amendment, if approved, would take effect immediately and the Investment Advisor would begin to add additional leverage until the Fund reaches its leverage target of approximately 15% of its total assets. No assurance can be given at this time as to how long it will take for the Fund to reach its leverage target of approximately 15% of its total assets or that the Fund will be able to use additional leverage to reach such leverage target.

In the event the Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of APX, would be subject to the leverage policy for MUA following the Reorganization. If MUA shareholders do not approve the MUA Policy Amendment, then the Combined Fund would operate under MUA’s current leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would not have the benefit of the new leverage policy. In such an event, APX shareholders would not have the benefit of the new leverage policy even if APX shareholders had previously approved the APX Policy Amendment. If MUA shareholders approve the MUA Policy Amendment, then the Combined Fund would operate under the new leverage policy and shareholders of the Combined Fund, including former shareholders of APX, would have the benefit of the new leverage policy. In such an event, APX shareholders would be subject to the new leverage policy even if APX shareholders had not previously approved the APX Policy Amendment. There can be no assurance that MUA shareholders will approve the MUA Policy Amendment.

Each Fund currently utilizes leverage through the use of tender option bonds to seek to enhance the yield and NAV of their common shares. If a Fund’s Policy Amendment is approved by the Fund’s shareholders, then the Advisors would seek to utilize additional tender option bonds with respect to the Fund. Tender option bond investments generally will provide a Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. See “Investment Objectives and Policies—Tender Option Bonds” and “Risk Factors and Special Considerations—Tender Option Bond Risk” for additional information about tender option bonds.

Although the use of leverage by a Fund may create an opportunity for higher total return, it also results in additional risks and can magnify the effect of any losses. The risks associated with leverage will be present to a greater extent if the Fund’s Policy Amendment is approved and the Fund uses additional leverage. If the income and gains earned on municipal bonds to which a Fund has exposure through the use of leverage are greater than the payments due on the related short-term floating rate interests, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal bonds do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Advisors nevertheless may determine to continue to use leverage if it expects that the benefits to a Fund will outweigh the risk of a reduced return. There is no assurance that a Fund’s leverage strategy will be successful. See “Risk Factors and Special Considerations—General Leverage Risks” for additional information about the risks associated with the use of leverage.

A Fund utilizing additional leverage would have to pay additional interest expenses associated with such leverage, which would result in higher total annual operating expenses for shareholders. The Investment Advisor’s contractual management fee for each Fund is based on a percentage of the Fund’s average daily total assets. Thus, a Fund utilizing additional leverage would be subject to management fees on any assets attributable to the additional leverage. While the Investment Advisor’s contractual management fee for each Fund as a percentage of its average daily total assets will remain the same regardless of the amount of leverage utilized by the Funds, the Investment Advisor’s contractual management fee for each Fund as a percentage of its net assets (as opposed to total assets) is expected to increase as a result of the additional leverage. Assuming the Funds use leverage approximately equal to 15% of their respective total assets, the contractual management fees for APX, MUA and the Combined Fund as a percentage of their respective net assets are expected to increase by 0.09%, 0.07% and 0.07%, respectively, from 0.68%, 0.58% and 0.58% to 0.77%, 0.65% and 0.65%, respectively.

In addition, for the 12-month period ended April 30, 2010, the Adjusted Total Expense Ratios of APX, MUA and the Combined Fund are expected to be 0.21%, 0.20% and 0.20% higher than the Total Expense Ratios of APX, MUA and the Combined Fund, respectively. For the 12-month period ended April 30, 2010, the Adjusted Total Annual Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis would have been 1.05%, 0.91% and 0.90%, respectively, while the Total Annual Expense Ratios of APX, MUA and the Combined Fund on a pro forma basis were 0.84%, 0.71% and 0.70%, respectively (as restated for current fees).

These increased expenses would be born entirely by the common shareholders and the common shareholders would be entitled to all of the increased net earnings, if any, resulting from the increased used of leverage.

Adjusted Total Expenses Table for Shareholders of the Funds as of April 30, 2010

(Assumes Increased Leverage)

The table below illustrates the anticipated reduction in Adjusted Total Expenses expected as a result of the Reorganization. The table sets forth (i) the Adjusted Total Expenses that would have been paid by each Fund for the 12-month period ended April 30, 2010 if the Policy Amendment had been previously approved by shareholders and the Fund utilized leverage in an amount equal to 15% of its total assets throughout the period and (ii) the pro forma Adjusted Total Expenses for the Combined Fund assuming the Reorganization had taken place on April 30, 2010. As shown below, the Reorganization of APX into MUA is expected to result in a lower Adjusted Total Expense Ratio for shareholders of each Fund for the period covered.

	APX	MUA	Pro Forma Combined Fund(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Adjusted Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(c)	0.77%	0.65%	0.65%
Other Expenses(d)	0.11%	0.09%	0.08%
Interest Expense(e)(f)	0.17%	0.17%	0.17%

Adjusted Total Expenses(f)	1.05%	0.91%	0.90%

(a)	Assumes the Reorganization had taken place on April 30, 2010.
(b)

No sales load will be charged in connection with the issuance of MUA’s common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates or other charges.

(c)	The Investment Advisor’s contractual management fee for each Fund as a percentage of its average daily total assets and average common net assets is indicated in the table below.

As a percentage of	APX	MUA	Pro Forma Combined Fund
Total assets	0.65%	0.55%	0.55%
Common Net Assets	0.77%	0.65%	0.65%

(d)	Other Expenses have been restated to reflect current fees.
(e)	Interest Expense has been estimated based upon leverage equal to 15% of each Fund’s total assets.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in APX and MUA without the Reorganization, in each case giving effect to the Fund’s Policy Amendment. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Adjusted Total Expense Ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
APX	$11	$33	$58	$128
MUA	$9	$29	$50	$112
Pro Forma Combined Fund	$9	$29	$50	$111

The example set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Please see “Expense Table for Shareholders” starting on page 22 for additional detail about the expenses of each Fund and the Combined Fund.

The Board of each Fund requests that shareholders of its respective Fund approve the Fund’s Policy Amendment at the Special Meeting to be held on Friday, December 17, 2010 at 9:00 a.m. The affirmative vote of a 1940 Act Majority of the shareholders is required to approve each Fund’s Policy Amendment. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The APX Board recommends that shareholders of APX vote “FOR” the APX Policy Amendment.

The MUA Board recommends that shareholders of MUA vote “FOR” the MUA Policy Amendment.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds’ have fixed the close of business on October 20, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the Record Date, the Funds had outstanding the following amount of common shares:

Title of Class	MUA	APX
Common Stock	21,176,532	19,990,638

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Computershare Fund Services, or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The holders of at least one-third of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1—4 before the Special Meeting. Proposals 1—4 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to Proposal 1, abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal.

With respect to Proposal 2, abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will have the same effect as votes “AGAINST” the proposal; provided, that, if more than 50% of all securities entitled to vote on the proposal cast votes, than broker non-votes will not have any effect on the result of the vote.

With respect to Proposals 3 and 4, abstentions and broker non-votes will have the effect of votes “AGAINST” the proposal.

Voting Requirement for Proposal 1: The Reorganization of MUA and APX

Proposal	Required Approval
The common shareholders of APX are being asked to approve the Agreement and Plan of Reorganization among APX, MUA and MUA Merger Subsidiary, LLC and the termination of APX’s registration under the 1940 Act.	A majority of the votes entitled to be cast.

Voting Requirement for Proposal 2: Issuance of MUA Common Shares

Proposal	Required Approval
The common shareholders of MUA are being asked to approve the issuance of additional common shares of MUA in connection with an Agreement and Plan of Reorganization among APX, MUA and MUA Merger Subsidiary, LLC.	A majority of votes cast, provided that the total votes cast on the proposal represents over 50% in interest of all shares entitle to vote on the proposal.

Voting Requirement for Proposal 3: Removal of Fundamental Leverage Restriction for APX

Proposal	Required Approval
The common shareholders of APX are being asked to remove APX’s fundamental investment restriction restricting APX from borrowing money in amounts in excess of 5% of its total assets taken at market value.	A 1940 Act Majority.

Voting Requirement for Proposal 4: Removal of Fundamental Leverage Restriction for MUA

Proposal	Required Approval
The common shareholders of MUA are being asked to remove MUA’s fundamental investment restriction restricting MUA from borrowing money in amounts in excess of 5% of its total assets taken at market value.	A 1940 Act Majority.

SHAREHOLDER INFORMATION

As of October 20, 2010, the Record Date, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund, and no person owned of record or, to the knowledge of each such Fund, beneficially 5% or more of the outstanding common shares of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. Each Fund’s bylaws were filed with the SEC on September 21, 2010 as part of the Funds’ 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention: Howard B. Surloff.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about November 15, 2010. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Advisors and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds and the Advisors have retained Computershare Fund Services (“Computershare”), a proxy solicitation firm, to assist the solicitation of proxies. The cost of Computershare services in connection with the proxy is approximately $25,195 for MUA and $18,700 for APX. In addition, Broadridge Financial Solutions,

Inc. (“Broadridge”) will assist the Funds in the printing and distribution of proxy materials and the tabulation of proxies. The cost of Broadridge services in connection with the proxy is approximately $30,250 for MUA and $25,000 for APX.

LEGAL MATTERS

Certain legal matters concerning the Federal income tax consequences of the Reorganization and the issuance of MUA common shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP and Miles & Stockbridge P.C., as applicable, which serve as special counsel to APX and MUA.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Funds, 800 Scudders Mill Road Plainsboro, NJ 08536, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors. As of September 30, 2010, Bank of America Corporation (“Bank of America”), through its subsidiary Merrill Lynch & Co. Inc., Barclays Bank Plc (“Barclays”), and The PNC Financial Services Group, Inc. (“PNC”) owned 3.7%, 4.8% and 34.7%, respectively, of the voting shares of BlackRock. In addition, Bank of America, Barclays, and PNC held economic interests in BlackRock of 33.9%, 19.7% and 24.3%, respectively.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Anne F. Ackerley

President and Chief Executive Officer

BlackRock Apex Municipal Fund, Inc.

BlackRock MuniAssets Fund, Inc.

November 10, 2010

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF BLACKROCK MUNIASSETS FUND, INC.

AND

BLACKROCK APEX MUNICIPAL FUND, INC.

Dated November 10, 2010

This Statement of Additional Information is available to the shareholders of BlackRock MuniAssets Fund, Inc. (“MUA”) and BlackRock Apex Municipal Fund, Inc. (“APX”) (each, a “Fund” and together with MUA, the “Funds”) in connection with the proposed reorganization (the “Reorganization”) whereby APX will merge with and into MUA Merger Subsidiary, LLC (the “Merger Subsidiary”), a direct, wholly-owned subsidiary of MUA. Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA. APX will then terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). In the Reorganization, the outstanding shares of common stock of APX will be converted into the right to receive newly-issued common shares of MUA, par value $0.10 per share. The aggregate net asset value of MUA common shares received by the common shareholders of APX in the Reorganization will equal the aggregate net asset value of APX common shares held by such shareholders immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization between MUA and APX is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated November 10, 2010 relating to the proposed Reorganization of APX into MUA. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at P.O. Box 9011, Princeton, NJ 08543-9011, or by calling (800) 882-0052.

MUA will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus. As used throughout the Joint Proxy Statement/Prospectus and this Statement of Additional Information, “total assets” of a Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.

Other Investment Policies

Short-Term Obligations. Each Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. MUA may invest in taxable commercial paper rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody’s, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the Investment Advisor. APX may invest in taxable commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or an equivalent rating in the opinion of the Investment Advisor. With respect to MUA, the short-term tax-exempt obligations also will be in the highest rating categories as determined either by Moody’s (currently, MIG-1 through MIG-3 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-2 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper), except that MUA may invest in lower rated or unrated short-term tax-exempt obligations to the extent that such investments do not exceed 20% of its total assets. Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that the Funds may invest in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. See “Appendix D—Description of Municipal Bond Ratings.”

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. MUA may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. APX may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. Under a repurchase agreement, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The agreed-upon repurchase price determines the yield during a Fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In the event of default by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the underlying securities. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Indexed and Inverse Floating Rate Securities. MUA may invest in Municipal Bonds (and Non- Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, MUA may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent MUA invests in these types of Municipal Bonds, MUA’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, MUA may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). MUA may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, MUA may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. APX does not have a policy with respect to indexed and inverse floating rate securities.

When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Municipal Bonds on a delayed delivery basis or when-issued basis at fixed purchase or sale terms. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of a Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Call Rights. MUA may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. APX does not have a policy with respect to Call Rights.

Information Regarding Strategic Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of Fund shares will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, the Funds engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Funds have no obligation to enter into hedging transactions and each may choose not to do so.

The following is a description of the options and futures transactions in which the Funds may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of each Fund are not fundamental policies and may be modified by that Fund’s Board without the approval of the Fund’s shareholders.

Writing Covered Call Options. Each Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund only writes covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

Each Fund receives a premium from writing a call option that increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put a Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. Neither Fund will purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by that Fund would exceed 5% of the market value of the Fund’s total assets.

Financial Futures Contracts and Options. Each Fund may purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable.

The Funds may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large recently issued tax-exempt bonds, and purchase and sell put and call options on such futures contracts for the purpose of hedging Municipal Bonds that the Funds hold or anticipate purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Subject to policies adopted by its directors, each Fund also may engage in transactions in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indices that may become available if the Advisors and the directors of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Funds invest to make such hedging appropriate.

Over-the-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options (“OTC options”) transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options. Each Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by a Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Strategic Transactions. Each Fund’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Funds to value accurately. The Funds could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Funds’ derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Derivatives are volatile and involve significant risks, including:

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Funds, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Funds seeks exposure.

Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. Certain transactions in derivatives involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. Furthermore, the volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisors’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

If it is not possible to close a financial futures position entered into by a Fund, that Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Advisors believe the Funds can receive on each business day at least two independent bids or offers. Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. There can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

When a Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

Although certain risks are involved in options and futures transactions, the Advisors believe that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Funds do not subject the Funds to certain risks frequently associated with speculation in options and futures transactions.

The successful use of these transactions depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by a Fund or move in a direction opposite to that anticipated, that Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, a Fund only engages in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objective, policies and techniques.

Reinvestment Risk. Reinvestment risk is the risk that income from a Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by a Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, short-term rates would likely increase, which would tend to further reduce returns on any residual interest municipal tender option bonds owned by a Fund and therefore reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Illiquid Securities Risk. The market for Municipal Bonds is generally smaller than other markets, resulting in heightened liquidity risk. Each Fund may invest in Municipal Bonds and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by such Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. The Advisors and the Funds’ portfolio managers apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results.

Reliance on the Advisors. Each Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. BlackRock, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. In addition, the Advisors are not required to devote its full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Funds. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Funds. For additional information on the Advisors and BlackRock, see “Management of the Funds—The Advisors” in the Joint Proxy Statement/Prospectus and “Investment Management Agreements.”

Reliance on Service Providers. Each Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to such Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. The Funds are dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors or the Funds’ service providers could cause significant losses to the Funds. Employee misconduct may include binding a Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by a Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting a Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect a Fund. For example, the regulatory and tax environment for derivative instruments in which a Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

A Fund will invest in Municipal Bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes, and the Advisors will not independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting a Fund’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service (“IRS”) may determine that a Municipal Bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed exempt-interest dividends.

To qualify for the favorable Federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits.

Nonpayment Risk. Municipal Bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Fund.

DIRECTORS AND OFFICERS

The Directors

The Board of each Fund currently consists of 10 individuals, 8 of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Directors”). Prior to December 31, 2009, the Board of each Fund had 12 directors. However, on December 31, 2009, Kent Dixon retired from the Board of each Fund pursuant to the Funds’ mandatory retirement policy, which requires directors to retire on December 31 in the year in which they turn 72. Following the retirement of Mr. Dixon, the Board of each Fund determined to reduce the number of directors from 12 to 11. On March 31, 2010, G. Nicholas Beckwith, III resigned from the Board of each Fund. Following Mr. Beckwith’s resignation, the Board of each Fund determined to reduce the number of directors from 11 to 10. As such, no persons have been nominated to replace Messrs. Beckwith or Dixon.

The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Funds are included in the Closed-End Complex. The directors also oversee as directors the operations of the other closed-end registered investment companies included in the Closed-End Complex.

The Board of each Fund has overall responsibility for the oversight of its Fund. The Chair of each Board is an Independent Directors, and the Chair of each Board committee (each, a “Committee”) is an Independent Directors. Each Fund’s Board currently has five standing committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee. Each Board also has one ad hoc committee, the Joint Product Pricing Committee.

The Chair of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other directors generally between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Directors meet regularly outside the presence of the Funds’ management, in executive session or with other service providers to the Funds. Each Board has regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment advisory agreements, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. Each Board and each standing Committee conduct annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Each Board has engaged the Investment Advisor to manage its respective Fund on a day-to-day basis. Each Board is responsible for overseeing the Advisors, other service providers, the operations of its Fund and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and Sub-Advisor and their role in running the operations of the Funds. The directors and officers of MUA hold the same positions in APX.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor, the Sub-Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Boards. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through a Committee, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Sub-Advisor, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. Each Board has appointed a Chief Compliance Officer for its Fund, who oversees the implementation and testing of the Fund’s compliance programs and reports to the Board regarding compliance matters for the Fund and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the Funds’ most recent fiscal year, each Board met five times. During the calendar year 2009, each Board met six times. No director attended less than 75% of the aggregate number of meetings of the Boards and of each committee of the Boards on which the director served. It is the policy of all the Funds to encourage directors to attend the annual shareholders’ meeting. All of the directors of each Fund attended last year’s annual shareholder’s meeting.

Audit Committee. Each Board has a standing Audit Committee comprised of Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit and discussing the Fund’s audited and unaudited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

A copy of the Audit Committee Charter for the Funds can be found at the Funds’ website at: http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee. Each Governance and Nominating Committee is comprised of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Directors.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Directors and recommending Independent Director nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Director compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Directors.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current directors and their tenure on the Board, and the skills, background and experiences of the directors in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Governance Committee believes that the directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The directors’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the directors bring to the Fund.

Each Governance and Nominating Committee may consider nominations for directors made by the Fund’s shareholders, as it deems appropriate. Shareholders who wish to recommend a nominee should send a recommendation to the Fund’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors or is required by the advance notice provision of the Fund’s By-laws. For a candidate to be considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

•

the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation, and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected. The Governance and Nominating Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

A copy of the Governance and Nominating Committee Charter for the Funds can be found at the Funds’ website at: http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo= 4&eid=35929&ln=36494

Compliance Committee. Each Fund has a Compliance Committee composed of Kathleen F. Feldstein (Chair), Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Boards have adopted a written charter for each Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Directors. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Boards have adopted a written charter for each Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Directors, and Richard S. Davis, who serves as an interested director. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Boards have adopted a written charter for each Executive Committee.

Joint Product Pricing Committee. The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee comprised of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes. Ms. Karen P. Robards and Mr. Jerrold B. Harris currently are members of the Joint Product Pricing Committee representing the Closed-End Complex. Five Independent Directors representing the Equity-Bond Complex and two Independent Directors representing the Equity-Liquidity Complex serve on the Joint Product Pricing Committee. The Joint Product Pricing Committee is chaired by Mr. John F. O’Brien. The purpose of the Joint Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Joint Product Pricing Committee was formed on June 4, 2009, and for the period from June 4, 2009 to June 3, 2010, the Joint Product Pricing Committee met six times.

During the Funds’ most recent fiscal year and with respect to each Fund, the Executive Committee held one meeting, the Audit Committee held five meetings, the Governance and Nominating Committee held four meetings, the Compliance Committee held five meetings, and the Performance Oversight Committee held four meetings.

Biographical Information

Certain biographical and other information relating to the directors and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Advisor or its affiliates (the “Fund Complex”) and any public directorships or trusteeships. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The officers of the Funds serve at the pleasure of the directors or until their successors have been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Directors
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director and Chair of the Board	2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, the Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	99 RICs consisting of 97 Portfolios	Arch Chemicals (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director, Vice Chair of the Board and Chair of the Audit Committee	2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	2007 to present	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	99 RICs consisting of 97 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	2007 to present	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman Economic Policy Committee of the OECD from 2001 to 2003.	99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981; Independent Consultant since 1978.	99 RICs consisting of 97 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Interested Directors†
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	169 RICs consisting of 290 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	169 RICs consisting of 290 Portfolios	None

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain directors as joining the Board in 2007, each director first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1995; and Karen P. Robards since 1998. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
**	For purposes of this chart, “RICs” refers to the legal investment companies into which investors invest and “Portfolios” refers to the investment programs of the Funds. The Closed-End Complex is comprised of 99 RICs. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Messrs. Davis and Gabbay are “interested persons” (as defined in the 1940 Act) of the Fund by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

Director Qualifications

The Independent Directors have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Boards believe that each Independent Director satisfied, at the time he or she was initially elected or appointed a director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular director was and continues to be qualified to serve as a director, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the directors have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Advisor, the Sub-Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as directors. Each director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the directors that support the conclusion that they should serve on the Boards.

Director	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Boards, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues they face. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of the Funds’ Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment adviser enhances her service as a member of the Performance Oversight Committee and Executive Committee. In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Director	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi holds the designation of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Funds’ Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Performance Oversight Committee.

Kathleen F. Feldstein	Dr. Feldstein, who is President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment adviser enhances her service as Chair of the Compliance Committee and a member of the Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of the Funds’ Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee.

Director	Experience, Qualifications and Skills
Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment adviser fosters his role as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee. In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Funds’ Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee.

Director	Experience, Qualifications and Skills
Richard S. Davis	The Boards benefit from Mr. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience. Mr. Davis’s experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Boards with practical business knowledge and leadership in the investment management industry. Mr. Davis’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Davis serves as a member of the Executive Committee.

Henry Gabbay	The Boards benefit from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Boards with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment adviser. Dr. Gabbay’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

The Executive Officers

The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupations(s) During Past 5 Years
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2007*	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupations(s) During Past 5 Years
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock - advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds of BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

*	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

Indemnification of Directors and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify directors with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the directors of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to directors who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of directors who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the Funds’ directors, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its directors, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all applicable SEC filing requirements except for the one late Form 4 relating to MUA’s most recently concluded fiscal year listed below:

Fund	Filing Person	Number of Late Reports and Number of Related Transactions
MUA	Peter Hayes	One Form 4 relating to two transactions

Share Ownership

Information relating to each director’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2009 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in MUA	Aggregate Dollar Range of Equity Securities in APX	Aggregate Dollar Range of Equity Securities in Supervised Funds
Richard E. Cavanagh	$1-$10,000	$1-$10,000	Over $100,000
Richard S. Davis	None	None	Over $100,000
Frank J. Fabozzi	$1-$10,000	$1-$10,000	$50,001-$100,000
Kathleen F. Feldstein	None	None	$10,001-$50,000
James T. Flynn	None	None	Over $100,000
Henry Gabbay	None	$10,001-$50,000	Over $100,000
Jerrold B. Harris	$1-$10,000	$1-$10,000	$50,001-$100,000
R. Glenn Hubbard	None	None	$50,001-$100,000
W. Carl Kester	None	None	Over $100,000
Karen P. Robards	None	None	$50,001-$100,000

Name of Director	Aggregate Dollar Range of Share Equivalents in MUA	Aggregate Dollar Range of Share Equivalents in APX	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Richard E. Cavanagh	None	None	Over $100,000
Richard S. Davis	None	None	Over $100,000
Frank J. Fabozzi	None	None	Over $100,000
Kathleen F. Feldstein	None	None	Over $100,000
James T. Flynn	None	None	Over $100,000
Henry Gabbay	None	None	Over $100,000
Jerrold B. Harris	None	None	Over $100,000
R. Glenn Hubbard	None	None	Over $100,000
W. Carl Kester	None	None	Over $100,000
Karen P. Robards	None	None	Over $100,000

As of December 31, 2009, the officers and directors as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of December 31, 2009, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock.

Compensation of Directors

Each Independent Director is paid an annual retainer of $250,000 per year for his or her services as a director of the Supervised Funds and each director may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Boards are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2009, the Supervised Funds reimbursed Independent Director expenses in an aggregate amount of $50,726.

Dr. Gabbay is an interested person of the Funds and serves as an interested director of three groups of BlackRock-advised funds—one complex of closed-end funds (the “Closed-End Complex”) and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a director of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Directors serving on such boards. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the directors’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

Each Fund pays a pro rata portion quarterly (based on the relative net assets) of the foregoing director fees paid by the funds in the Closed-End Complex for which they serve.

The Independent Directors have agreed that a maximum of 50% of each Independent Director’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Directors as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Directors in order to match its deferred compensation obligation.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Director and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year.

	Aggregate Compensation from MUA(1)	Aggregate Compensation from APX(1)	Total Compensation from Closed-End Complex(13)	Number of Funds in Closed-End Complex Overseen by Director
Richard E. Cavanagh(2)	$3,469	$2,388	$370,448	99
Frank J. Fabozzi(3)	$2,766	$1,904	$295,538	99
Kathleen F. Feldstein(4)	$2,531	$1,742	$270,046	99
R. Glenn Hubbard(5)(11)	$2,438	$1,678	$263,824	99
G. Nicholas Beckwith, III(6)	$2,151	$1,480	$250,000	Resigned
James T. Flynn(7)	$2,578	$1,775	$275,000	99
Jerrold B. Harris(8)	$2,344	$1,613	$250,000	99
W. Carl Kester(9)	$2,578	$1,775	$275,000	99
Karen P. Robards(10)	$3,281	$2,258	$350,000	99
Henry Gabbay(11)	$891	$614	$140,625	99
Kent Dixon(12)	$1,728	$1,189	$275,604	Retired

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to director is $375,666 as of December 31, 2009.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to director is $313,845 as of December 31, 2009.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to director is $279,895 as of December 31, 2009.
(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $622,312 by the Closed-End Complex as of December 31, 2009 pursuant to such plan.
(6)

Mr. Beckwith resigned from the Board on March 31, 2010. Mr. Beckwith previously participated in the deferred compensation plan and is owed $311,251 by the Closed-End Complex as of December 31, 2009 pursuant to such plan.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to director is $342,376 as of December 31, 2009.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to director is $311,251 as of December 31, 2009.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to director is $186,750 as of December 31, 2009.
(10)	Total amount of deferred compensation payable by the Closed-End Complex to director is $180,290 as of December 31, 2009.
(11)

As of December 31, 2009 the director did not participate in the deferred compensation plan. During the calendar year 2009, Dr. Gabbay also received $46,875 from BlackRock Advisors, LLC as compensation for his service as a director during the calendar year 2008.

(12)

Mr. Dixon retired from the Board on December 31, 2009. Mr. Dixon previously participated in the deferred compensation plan and was paid $209,072 by the Closed-End Complex, the full amount of his deferred compensation following his retirement.

(13)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2009. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Beckwith, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $14,750, $81,000, $125,000, $137,500, $125,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan. Includes amounts received by Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard and Mr. Dixon during the calendar year ended December 31, 2009, due to deferred compensation payments in connection with term trust liquidations.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the respective Fund’s Boards, including a majority of the Independent Directors. Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement between each Fund and the Investment Advisor. The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

The investment management agreements between the Investment Advisor and MUA and between the Investment Advisor and APX provides for MUA and APX to each pay a management fee of 0.55% and 0.65%, respectively, of the average daily value of its total assets minus the sum of the its accrued liabilities (“average daily total assets”). For purposes of calculating each Fund’s average daily total assets, total assets include any assets attributable to money borrowed for investment purposes and accrued liabilities do not include money borrowed for investment purposes.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), acted as each Fund’s investment adviser and was compensated according to the same investment advisory fee rate as the Investment Advisor discussed above.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreements

Pursuant to the sub-investment advisory agreements between the Investment Advisor and BlackRock Investment Management, LLC (the “Sub-Advisor”), the Investment Advisor, on behalf of the Funds, may reimburse the Sub-Advisor at cost for certain expenses approved by the Boards and incurred by the Sub-Advisor in connection with its duties under the sub-investment advisory agreements. In such case, the Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not terminated earlier, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund’s Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund’s Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days’ written notice by either party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement. The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees, net of any applicable fee waiver, paid by the Funds to the Investment Advisor and to FAM. No fees were paid by the Investment Advisor to the Sub-Advisor during the last three fiscal years for either Fund.

Advisory Fees Paid to the Investment Advisor

Investment Management Fees	MUA
For the Fiscal Year/Period Ended	Paid to the Investment Advisor		Waived by the Investment Advisor (a)		Paid to FAM		Waived by FAM (a)
April 30, 2010	$1,436,373		$1,650		N/A		N/A
April 30, 2009 (b)	$1,214,568		$9,317		N/A		N/A
May 31, 2008	$1,523,956		$7,246		N/A		N/A
May 31, 2007	$1,054,504	(c)	$2,985	(c)	$525,921	(d)	$1,873	(d)

(a)	The Investment Advisor, and previously FAM, agreed to waive a portion of MUA’s investment advisory fee in connection with MUA’s investment in an affiliated money market fund.

(b)	For the period June 1, 2008 to April 30, 2009. In 2008, the Board of MUA changed the fiscal year end of MUA from May 31 to April 30.
(c)	For the period September 29, 2006 to May 31, 2007.
(d)	For the period June 1, 2006 to September 29, 2006.

Investment Management Fees	APX
For the Fiscal Year/Period Ended	Paid to the Investment Advisor		Waived by the Investment Advisor (a)		Paid to FAM		Waived by FAM (a)
April 30, 2010	$1,167,661		$1,115		N/A		N/A
April 30, 2009 (b)	$891,184		$3,663		N/A		N/A
June 30, 2008	$1,229,902		$3,446		N/A		N/A
June 30, 2007	$968,778	(c)	$2,183	(c)	$318,524	(d)	$1,381	(d)

(a)	The Investment Advisor, and previously FAM, agreed to waive a portion of APX’s investment advisory fee in connection with APX’s investment in an affiliated money market fund.
(b)	For the period July 1, 2008 to April 30, 2009. In 2008, the Board of APX changed the fiscal year end of APX from June 30 to April 30.
(c)	For the period September 29, 2006 to June 30, 2007.
(d)	For the period July 1, 2006 to September 29, 2006.

OTHER AGREEMENTS

Fund Accounting Agreement

Fund accounting services are provided to the Funds by State Street Bank and Trust Company (the “Accounting Services Provider”) pursuant to a fund accounting agreement that was entered into by the Funds and State Street Bank and Trust Company. The table below shows the amounts paid by the Funds to the Accounting Services Provider, the Investment Advisor and to FAM for such services for the periods indicated:

Accounting Services	MUA
For the Fiscal Year/Period Ended	Paid to State Street	Paid to the Investment Advisor		Paid to FAM
April 30, 2010	$69,875	$5,240		N/A
April 30, 2009 (a)	$72,743	$3,832		N/A
May 31, 2008	$94,490	$4,953		N/A
May 31, 2007	$95,650	$3,954	(b)	$1,951(c)

(a)	For the period June 1, 2008 to April 30, 2009. In 2008, the Board of MUA changed the fiscal year end of MUA from May 31 to April 30.
(b)	For the period September 29, 2006 to May 31, 2007.
(c)	For the period June 1, 2006 to September 29, 2006.

Accounting Services	APX
For the Fiscal Year/Period Ended	Paid to State Street	Paid to the Investment Advisor		Paid to FAM
April 30, 2010	$43,854	$3,513		N/A
April 30, 2009 (a)	$41,861	$2,398		N/A
June 30, 2008	$75,749	$3,435		N/A
June 30, 2007	$75,443	$2,856	(b)	$1,161	(c)

(a)	For the period July 1, 2008 to April 30, 2009. In 2008, the Board of APX changed the fiscal year end of APX from June 30 to April 30.

(b)	For the period September 29, 2006 to June 30, 2007.
(c)	For the period July 1, 2006 to September 29, 2006.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For MUA, as of April 30, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	72 $19.61Billion	$0 0	$0 0	$0 0	$0 0	$0 0
Walter O’Connor	72 $19.61Billion	$0 0	$0 0	$0 0	$0 0	$0 0

For APX, as of April 30, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	72 $19.25Billion	$0 0	$0 0	$0 0	$0 0	$0 0
Walter O’Connor	72 $19.25Billion	$0 0	$0 0	$0 0	$0 0	$0 0

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan. The Combined Fund will maintain the portfolio manager compensation of MUA.

The Funds’ Portfolio Manager Compensation

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Funds include a combination of market-based indices (e.g. Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups. BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3-, 5- and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, if once vested, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O’Connor have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Securities Ownership of Portfolio Managers

As of April 30, 2010, neither of Messrs. Jaeckel or O’Connor beneficially owned any stock issued by MUA or APX.

Portfolio Transactions and Brokerage Allocation

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisors are responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Advisors’ primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisors are able to fulfill their obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisors, and does not reduce the Advisors’ normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisors’ expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisors manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Advisors’ organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

Brokerage Commissions	MUA
For the Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid
April 30, 2010	$1,333
April 30, 2009 (a)	$407
May 31, 2008	$407
May 31, 2007	$0

(a)	For the period June 1, 2008 to April 30, 2009. In 2008, the Board of MUA changed the fiscal year end of MUA from May 31 to April 30.

Brokerage Commissions	APX
For the Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid
April 30, 2010	$999
April 30, 2009 (a)	$0
June 30, 2008	$550
June 30, 2007	$0

(a)	For the period July 1, 2008 to April 30, 2009. In 2008, the Board of APX changed the fiscal year end of APX from June 30 to April 30.

None of the Funds paid brokerage commission to affiliated broker-dealers during its three most recent fiscal years.

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its affiliates. Pursuant to that order, each Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), through its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”) each have a significant economic interest in BlackRock, Inc., the parent of the Investment Advisor. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of the Investment Advisor, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays

and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Funds, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds that engage in transactions in the same types of securities, currencies and instruments as the Funds. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Funds may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Funds have invested, and those activities may have an adverse effect on a Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Funds’ investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Funds’ activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Funds, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Funds.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of such Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by such Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Funds.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with BlackRock and its Affiliates or BAC/

Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Funds. The Funds’ use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. The Funds will be required to establish business relationships with its counterparties based on each Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of their business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating such Fund’s creditworthiness.

Purchases and sales of securities for the Funds may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the appropriate Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Funds. Increasing the Funds’ assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce each Fund’s expense ratio.

It is possible that the Funds may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Funds also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Funds, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/ Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where such Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by such Fund’s boards of trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that such Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what such Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Funds may invest all or some of their short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Funds, to the extent permitted by the Investment Company Act, may pay their share of expenses of a money market fund in which they invest, which may result in the Funds bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Funds. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Funds. To lessen the possibility that the Funds will be adversely affected by this personal trading, each Fund and BlackRock have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Funds, except that the Funds may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Funds as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Securities and Exchange Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Funds to purchase and another client of BlackRock to sell, or the Funds, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Funds may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell.

However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the Investment Company Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. These limitations may cause the Funds to invest in different portfolios than other BlackRock funds which may result in the Funds investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by the Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian.

Transfer Agent, Dividend Disbursing Agent and Registrar

The Bank of New York Mellon serves as each Fund’s transfer agent with respect to the Funds’ common shares.

Code of Ethics

Each Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at Princeton, New Jersey.

FINANCIAL STATEMENTS

The audited financial statements of MUA for the fiscal year ended April 30, 2010 are incorporated by reference herein to MUA’s annual report filed on Form N-CSR on July 7, 2010.

The audited financial statements of APX for the fiscal year ended April 30, 2010 are incorporated by reference herein to APX’s annual report filed on Form N-CSR on July 7, 2010.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganization of APX with MUA which include: (i) Pro Forma Condensed Combined Schedule of Investments at April 30, 2010, (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at April 30, 2010, (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended April 30, 2010 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            , 2010

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock Apex Municipal Fund, Inc. (“APX”), a registered closed-end investment company, File No. 811-05227, BlackRock MuniAssets Fund, Inc. (“MUA”), a registered closed-end investment company, File No. 811-07642 (each, a “Fund” and collectively, the “Funds”) and MUA Merger Subsidiary, LLC, a Maryland limited liability company and a direct, wholly owned subsidiary of MUA (“Merger Subsidiary”) (MUA and Merger Subsidiary are each referred to herein as a “MUA Party” and collectively as the “MUA Parties”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE MUA PARTIES.

Each of MUA and Merger Subsidiary represents and warrants to, and agrees with, APX that:

(a) MUA is a corporation, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MUA has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Merger Subsidiary is a limited liability company, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Merger Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(c) MUA is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(d) Each of MUA and Merger Subsidiary has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the stockholders of MUA as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of MUA’s Board of Directors and Merger Subsidiary’s managing member or manager, as applicable (“Manager”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) MUA has provided or made available to APX, the most recent audited annual financial statements of MUA which have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by             , and such statements fairly reflect the financial condition and the results of operations of MUA as of the respective date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of MUA whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets and liabilities of MUA and an unaudited schedule of investments of MUA, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the “MUA Closing Financial Statements”), will be provided or made available (including by electronic format) to APX, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of MUA Common Shares (as defined in Section 1(m) herein) to be issued to APX stockholders pursuant to Section 3 of this Agreement; the MUA Closing Financial Statements will fairly present the financial position of MUA as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of either of MUA or Merger Subsidiary, threatened against either MUA or Merger Subsidiary which assert liability on the part of MUA or Merger Subsidiary or which materially affect its financial condition or its ability to consummate the Reorganization. Neither MUA nor Merger Subsidiary is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which MUA or Merger Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to APX prior to the Valuation Time.

(i) Neither MUA nor Merger Subsidiary is obligated under any provision of its charter, bylaws or operating agreement (as applicable), each as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the parties have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) MUA has no known liabilities of a material amount, contingent or otherwise, other than those shown on MUA’s most recent Annual Report, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, MUA will advise APX of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the MUA Closing Financial Statements or to the extent already known by APX.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by MUA or Merger Subsidiary of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange Rules, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by MUA on Form N-14, which includes the proxy statement of APX and MUA with respect to the transactions contemplated herein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to MUA, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MUA for use in the N-14 Registration Statement.

(m) MUA has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of MUA have been adequately provided for on its books, and no tax deficiency or liability of MUA has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) MUA is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “MUA Common Shares”). Each outstanding MUA Common Share is fully paid and nonassessable and has full voting rights.

(o) The books and records of the MUA Parties made available to APX and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the MUA Parties.

(p) The MUA Common Shares to be issued to APX stockholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MUA will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the MUA Common Shares to be transferred to the stockholders of APX on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of stock of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, MUA will have obtained any and all regulatory, Board and stockholder approvals necessary to issue the MUA Common Shares to stockholders of APX.

(s) MUA has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and MUA has satisfied the distribution requirements of Section 852 of the Code to maintain RIC status for each of its taxable years.

(t) Merger Subsidiary has not elected, and will not elect, to be treated as a corporation for U.S. federal income tax purposes. Merger Subsidiary is a wholly owned subsidiary of MUA. Merger Subsidiary is a disregarded entity for U.S. federal income tax purposes.

2. REPRESENTATIONS AND WARRANTIES OF APX.

APX represents and warrants to, and agrees with, the MUA Parties that:

(a) APX is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. APX has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) APX is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) APX has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this

Agreement and the Reorganization by the stockholders of APX as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) APX has provided or made available to the MUA Parties APX’s most recent audited annual financial statements which have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by             , and such statements fairly reflect the financial condition and the results of operations of APX as of the respective date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of APX, whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets and liabilities of APX and an unaudited schedule of investments of APX, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the “APX Closing Financial Statements”), will be provided or made available (including by electronic format) to the MUA Parties at or prior to the Closing Date for the purpose of determining the number of MUA Common Shares to be issued to APX stockholders pursuant to Section 3 of this Agreement; APX Closing Financial Statements will fairly present the financial position of APX as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of APX, threatened against it which assert liability on the part of APX or which materially affect its financial condition or its ability to consummate the Reorganization. APX is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which APX is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the MUA Parties prior to the Valuation Time.

(h) APX is not obligated under any provision of its charter or its bylaws, each as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the parties have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) APX has no known liabilities of a material amount, contingent or otherwise, other than those shown in its most recent Annual Report, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, APX will advise the MUA Parties of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in APX Closing Financial Statements or to the extent already known by the MUA Parties.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by APX of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange rules, each of which will have been obtained on or prior to the Closing Date.

(k) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to APX (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by APX for use in the N-14 Registration Statement.

(l) APX has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of APX have been adequately provided for on its books, and no tax deficiency or liability of APX has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) APX is authorized to issue 150,000,000 shares of common stock, par value $0.10 per share (the “APX Common Shares”). Each outstanding APX Common Share is fully paid and nonassessable and has full voting rights.

(n) The books and records of APX made available to the MUA Parties and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of APX.

(o) APX has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and APX has satisfied the distribution requirements of Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the stockholders of APX and MUA, and to the other terms and conditions contained herein, and in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time (as defined in Section 3(b)) APX shall be merged with and into Merger Subsidiary, the separate existence of APX as a corporation and registered investment company shall cease and Merger Subsidiary shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the “Surviving Fund”) and as a wholly owned subsidiary of MUA. The existence of Merger Subsidiary shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the Maryland Limited Liability Company Act.

(b) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing articles of merger (the “Articles of Merger”) with the Maryland State Department of Assessments and Taxation in accordance with the MGCL and the Maryland Limited Liability Company Act. The Reorganization shall become effective at such time as the Articles of Merger is duly filed with the Maryland State Department of Assessments and Taxation, or at such subsequent date or time as the MUA Parties and APX shall agree and specify in the Articles of Merger (the “Effective Time”).

(c) At the Effective Time, the effect of the Reorganization shall be as provided in the applicable provisions of the MGCL and Maryland Limited Liability Company Act, as applicable. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of APX and the Merger Subsidiary shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of APX and the Merger Subsidiary shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(d) At the Effective Time, the operating agreement of the Merger Subsidiary in effect immediately prior to the Effective Time shall continue to be the operating agreement of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(e) From and after the Effective Time, the Manager and officers of Merger Subsidiary shall be the Manager and officers of the Surviving Fund, and such Manager and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the operating agreement of the Surviving Fund.

(f) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, MUA will issue MUA Common Shares to APX stockholders for their APX Common Shares. Such distributions shall be accomplished by the opening of stockholder accounts on the share ledger records of MUA in the names of and in the amounts due to the stockholders of APX based on their respective holdings in APX as of the Valuation Time.

(g) APX and MUA covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when APX’s assets are added to MUA’s portfolio, the resulting portfolio will meet MUA’s investment objective, policies and restrictions, as set forth in MUA’s Prospectus, a copy of which has been delivered to APX. Notwithstanding the foregoing, nothing herein will require APX to dispose of any portion of its assets if, in the reasonable judgment of APX’s trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” as described in Section 368(a) of the Code.

(h) Prior to the Closing Date, APX shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(i) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(j) Recourse for liabilities assumed from APX by the Surviving Fund in the Reorganization will be limited to the net assets acquired by the Surviving Fund. The known liabilities of APX, as of the Valuation Time, shall be confirmed to the Surviving Fund pursuant to Section 2(i) of this Agreement.

(k) For U.S. federal income tax purposes, this Agreement will constitute a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g).

4. ISSUANCE AND VALUATION OF MUA COMMON SHARES IN THE REORGANIZATION.

At the Effective Time, the APX Common Shares outstanding immediately prior to the Effective Time shall be converted into the right to receive MUA Common Shares with an aggregate net asset value of the APX Common Shares outstanding immediately prior to the Effective Time. The aggregate net asset value of such shares shall be determined as set forth below.

The net asset value of MUA and APX shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of APX’s portfolio securities shall be determined pursuant to the regular procedures of the investment advisor.

Such valuation and determination shall be made by the MUA Parties in cooperation with APX and shall be confirmed in writing by the MUA Parties to APX. The net asset value per share of the MUA Common Shares shall be determined in accordance with such procedures and MUA shall certify the computations involved. For purposes of determining the net asset value per share of APX Common Shares and the MUA Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of APX Common Shares or MUA Common Shares, as the case may be, outstanding at such time. MUA shall issue to common stockholders of APX book entry interests for the MUA Common Shares registered in the name of such stockholders on the basis of each holder’s proportionate interest in the aggregate net asset value of APX Common Shares. With respect to any APX stockholder holding certificates evidencing ownership of APX Common Shares as of the Closing Date, and subject to MUA being informed thereof in writing by APX, MUA will not permit such stockholder to receive new certificates evidencing ownership of the MUA Common Shares, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of APX Common Shares or, in the event of lost certificates, posted adequate bond. APX, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of APX Common Shares or post adequate bond therefor.

No fractional shares of MUA Common Shares will be issued to holders of APX Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the MUA’s transfer agent will aggregate all fractional MUA Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for MUA Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing MUA Common Shares.

5. PAYMENT OF EXPENSES.

(a) APX and MUA will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to MUA’s and APX’s Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, Articles of Merger and a registration statement on Form N-14, the printing and distribution of the Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Board of Directors of the Funds. Neither the Funds nor the investment adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE PARTIES.

(a) Each party covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b) APX undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that APX has ceased to be a registered investment company.

(c) MUA will file the N-14 Registration Statement with the Securities and Exchange Commission (the “SEC”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(d) Each party agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither MUA nor Merger Subsidiary nor APX shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the MUA Parties and APX will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the parties, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The MUA Parties agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of APX for such party’s taxable periods ending on or before the Closing Date.

After the Closing Date, APX shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by APX with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by APX (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by APX to the extent such expenses have been accrued by APX in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(e) APX agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f) Following the consummation of the Reorganization, MUA will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(g) MUA shall use its reasonable best efforts to cause the MUA Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur sometime during the first quarter of 2011 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed by the parties, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the parties (such date, the “Closing Date”).

(b) As soon as practicable after the close of business on the Closing Date, APX shall deliver to MUA a list of the names and addresses of all of the stockholders of record of APX on the Closing Date and the number of APX Common Shares owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for APX or by its President.

8. CONDITIONS OF APX.

The obligations of APX hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a two-thirds of the members of the Board of Directors of APX and the affirmative vote of the requisite majority of the common stockholders as set forth in the Proxy Statement/Prospectus; and that each of the MUA Parties shall have delivered to APX a copy of the resolutions approving this Agreement adopted by MUA’s Board of Directors and Merger Subsidiary’s Manager, and a certificate setting forth the vote of holders of MUA Common Shares certified by its Secretary.

(b) That MUA shall have provided or made available (including by electronic format) to APX the MUA Closing Financial Statements, together with a schedule of MUA’s investments, all as of the Valuation Time, certified on MUA’s behalf by its President, Vice President or Treasurer, and a certificate signed by MUA’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the MUA since the date of MUA’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That MUA shall have furnished to APX a certificate signed by MUA’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the MUA Parties made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the MUA Parties have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That APX shall have received the opinion of Skadden or local Maryland counsel, each acting as special counsel for each of the MUA Parties, dated as of the Closing Date, addressed to APX, substantially in the form and to the effect that:

(i) each MUA Party is validly existing and in good standing under the laws of the State of Maryland;

(ii) MUA is registered as a closed-end management investment company under the 1940 Act;

(iii) each MUA Party has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by each MUA Party of the transactions contemplated hereby have been duly authorized by all requisite action of each MUA Party under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by each MUA Party under the laws of the State of Maryland;

(iv) this Agreement constitutes a valid and binding obligation of each MUA Party (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v) the execution and delivery by each MUA Party of this Agreement and the performance by each MUA Party of its obligations under this Agreement do not conflict with the charter, bylaws or operating agreement, as applicable, of either MUA Party;

(vi) neither the execution, delivery or performance by each MUA Party of this Agreement nor the compliance by each MUA Party with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States;

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by each MUA Party or the enforceability of this Agreement against each MUA Party;

(viii) the MUA Common Shares to be issued pursuant to the Reorganization have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable; and

(f) That APX shall have obtained an opinion from Skadden, special counsel for the MUA Parties, dated as of the Closing Date, addressed to APX, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by each MUA Party and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to APX.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of each MUA Party, be contemplated by the SEC.

9. CONDITIONS OF THE MUA PARTIES.

The obligations of the MUA Parties hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of MUA and the Manager of Merger Subsidiary and that the issuance of additional MUA Common Shares shall have been approved by the affirmative vote of the requisite majority of the votes cast by the MUA common stockholders, at a meeting at which a quorum is present, and APX shall have delivered to each MUA Party a copy of the resolution approving this Agreement adopted by APX’s Board of Directors, and a certificate setting forth the vote of holders of APX Common Shares certified by its Secretary.

(b) That APX shall have provided or made available (including by electronic format) to the MUA Parties APX Closing Financial Statements, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on APX’s behalf by its President, Vice President or Treasurer, and a certificate signed by APX’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of APX since the date of APX’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That APX shall have furnished to the MUA Parties a certificate signed by APX’s President, Vice President or Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of APX made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and APX has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the MUA Parties shall have received the opinion of Skadden or local Maryland counsel, each acting as special counsel for APX, dated as of the Closing Date, addressed to the MUA Parties, substantially in the form and to the effect that:

(i) APX is validly existing and in good standing under the laws of the State of Maryland;

(ii) APX is registered as a closed-end management investment company under the 1940 Act;

(iii) APX has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by APX of the transactions contemplated hereby have been duly authorized by all requisite action of APX under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by APX under the laws of the State of Maryland;

(iv) this Agreement constitutes a valid and binding obligation of APX (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v) the execution and delivery by APX of this Agreement and the performance by APX of its obligations under this Agreement do not conflict with the charter or the bylaws of APX;

(vi) neither the execution, delivery or performance by APX of this Agreement nor the compliance by APX with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States; and

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by APX or the enforceability of this Agreement against APX.

(f) That the MUA Parties shall have obtained an opinion from Skadden, special counsel for APX, dated as of the Closing Date, addressed to the MUA Parties, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by APX and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the MUA Parties.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of APX, be contemplated by the SEC.

(i) That prior to the Closing Date, APX shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of APX) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of MUA and APX; (ii) by the Board of Directors of APX if any condition of APX’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of Directors of MUA if any condition of MUA’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2011, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the MUA and APX and the Manager of Merger Subsidiary.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any party or its respective directors, manager, officers, agents, stockholders or members in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of MUA or APX (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to their respective stockholders, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the parties and their respective officers, directors, managers, agents, stockholders or members shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, manager, agent, stockholder or member of any party against any liability to the party for which that officer, director, manager, agent, stockholder or member so acts or to its stockholders or members, as applicable, to which that officer, director, manager, agent, stockholder or member otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Directors of MUA and APX to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of APX unless such terms and conditions shall result in a change in the method of computing the number of MUA Common Shares to be issued to stockholders of APX, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of APX prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless APX promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to APX shall be addressed to BlackRock Apex Municipal Fund, Inc. c/o BlackRock Advisors, LLC, 55 East 52nd Street New York, New York 10055, Attention: Howard B. Surloff, Esq., or at such other address as APX may designate by written notice to the MUA Parties. Notice to the MUA Parties shall be addressed to BlackRock MuniAssets Fund, Inc. c/o BlackRock Advisors, LLC, 55 East 52nd Street New York, New York 10055, Attention: Howard B. Surloff, Esq., or at such other address and to the attention of such other person as the MUA Parties may designate by written notice to APX. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Directors or Manager, as applicable, at any time before or after adoption of this Agreement and approval of the Reorganization by APX’s stockholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each party.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors, manager, stockholders, members, nominees, officers, agents, or employees personally, but shall bind only the property of the respective party. The execution and delivery of this Agreement has been authorized by the Board of Directors of MUA and APX and the Manager of Merger Subsidiary and signed by authorized officers of MUA and APX and the authorized officer of the Manager of Merger Subsidiary, acting as such, and neither such authorization by such Directors or Manager, as applicable, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

The parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BlackRock Apex Municipal Fund, Inc.

By:
Name:
Title:

BlackRock MuniAssets Fund, Inc.

By:
Name:
Title:

MUA Merger Subsidiary, LLC

By:
Name:
Title:

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of BlackRock Apex Municipal Fund, Inc. (“APX”) into BlackRock MuniAssets Fund, Inc. (“MUA”) (the “Reorganization”).

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on April 30, 2010. The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12-month period ended April 30, 2010 as if the Reorganization had taken place on May 1, 2009. The pro forma condensed combined financial statements give effect to the proposed Reorganization in which APX will merge with and into MUA Merger Subsidiary, LLC, a direct, wholly owned subsidiary of MUA (the “Merger Subsidiary”). Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA, and APX will terminate their registration under the Investment Company Act of 1940, as amended. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. As of April 30, 2010, all the securities held by APX comply with the compliance guidelines and/or investment restrictions of MUA. It is not anticipated that MUA will sell any securities of APX acquired in the reorganization other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Alabama - 0.4%
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/13	$635	$435	$1,070	$601,904	$412,328	$1,014,232
5.25%, 1/01/17	530	365	895	480,530	330,931	811,461

				1,082,434	743,259	1,825,693

Alaska - 0.5%
Alaska Industrial Development & Export Authority, RB, Williams Lynxs, Alaska Cargoport, AMT:
7.80%, 5/01/14	395	—	395	389,462	—	389,462
8.00%, 5/01/23	—	2,000	2,000	—	1,925,240	1,925,240

				389,462	1,925,240	2,314,702

Arizona - 5.4%
Coconino County Pollution Control Corp. Arizona, Refunding RB, Tucson Electric Power-Navajo, Series A, AMT, 7.13%, 10/01/32	3,000	—	3,000	3,001,380	—	3,001,380
Maricopa County IDA Arizona, RB, Series A:
Arizona Charter Schools Project, 6.63%, 7/01/20	1,625	1,100	2,725	1,251,981	847,495	2,099,476
Sun King Apartments Project, 6.00%, 11/01/10	—	5	5	—	4,969	4,969
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	4,800	2,950	7,750	3,753,744	2,306,988	6,060,732
Pima County IDA, RB, Arizona Charter Schools Project, Series E, 7.25%, 7/01/31	1,375	960	2,335	1,380,115	963,571	2,343,686
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	670	460	1,130	681,779	468,087	1,149,866
Pima County IDA, Refunding RB:
Arizona Charter Schools Project, Series O, 5.25%, 7/01/31	500	—	500	398,950	—	398,950
Charter Schools II, Series A, 6.75%, 7/01/31	670	—	670	646,195	—	646,195
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,840	1,950	4,790	2,575,709	1,768,533	4,344,242
5.00%, 12/01/37	1,850	—	1,850	1,640,487	—	1,640,487
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	745	—	745	745,477	—	745,477
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	280	540	820	298,052	574,814	872,866
6.50%, 7/01/39	500	—	500	532,990	—	532,990
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	—	500	500	—	502,870	502,870

				16,906,859	7,437,327	24,344,186

California - 4.3%
California Health Facilities Financing Authority, RB, Cedars-Sinai Medical Center, 5.00%, 8/15/39	640	—	640	618,938	—	618,938
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	1,290	885	2,175	1,281,331	879,053	2,160,384
Senior Living, Southern California, 7.00%, 11/15/29	600	400	1,000	644,442	429,628	1,074,070
Senior Living, Southern California, 7.25%, 11/15/41	2,060	1,440	3,500	2,234,029	1,561,651	3,795,680
City of Fontana California, Special Tax Bonds, Refunding, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	1,320	1,000	2,320	1,261,432	955,630	2,217,062
State of California, GO 4.50%, 10/01/36	2,555	1,755	4,310	2,289,433	1,572,585	3,862,018
Various Purpose, 6.00%, 3/01/33	3,075	2,120	5,195	3,384,683	2,333,505	5,718,188

				11,714,288	7,732,052	19,446,340

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Colorado - 2.7%
Elk Valley Public Improvement Corp., RB, Public Improvement Fee:
Series A, 7.10%, 9/01/14	$1,395	$—	$1,395	$1,424,532	$—	$1,424,532
Series A, 7.30%, 9/01/22	2,095	2,800	4,895	2,048,533	2,737,896	4,786,429
Series B, 7.45%, 9/01/31	200	—	200	186,542	—	186,542
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Tax Increment:
Public Improvement Fee, 8.00%, 12/01/25	2,850	2,000	4,850	2,853,192	2,002,240	4,855,432
Subordinate Public Improvement Fee, 8.13%, 12/01/25	525	500	1,025	500,724	476,880	977,604

				7,013,523	5,217,016	12,230,539

Connecticut - 2.7%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30	3,490	—	3,490	3,297,945	—	3,297,945
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Harbor Point Project, Series A, 7.88%, 4/01/39	2,340	1,610	3,950	2,450,893	1,686,298	4,137,191
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution:
6.25%, 1/01/31	2,610	1,785	4,395	2,098,075	1,434,890	3,532,965
5.25%, 1/01/33 (a)	—	1,500	1,500	—	1,072,530	1,072,530

				7,846,913	4,193,718	12,040,631

District of Columbia - 2.2%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	985	680	1,665	998,583	689,377	1,687,960
7.50%, 1/01/39	1,615	1,110	2,725	1,638,789	1,126,351	2,765,140
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,055	730	1,785	1,035,208	716,305	1,751,513
Metropolitan Washington Airports Authority, RB, CAB, 2nd Senior Lien, Series B (AGC) (b):
6.54%, 10/01/30	7,000	—	7,000	2,126,810	—	2,126,810
6.75%, 10/01/39	—	9,770	9,770	—	1,691,871	1,691,871

				5,799,390	4,223,904	10,023,294

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Florida - 9.2%
Capital Region Community Development District Florida, Special Assessment Bonds, Capital Improvement, Series A, 7.00%, 5/01/39	$945	$630	$1,575	$886,278	$590,852	$1,477,130
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	705	360	1,065	713,100	364,136	1,077,236
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	1,180	—	1,180	1,102,887	—	1,102,887
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	—	455	455,332	—	455,332
Hillsborough County IDA, RB:
National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	2,000	2,500	4,500	1,742,020	2,177,525	3,919,545
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,540	1,560	3,100	1,341,355	1,358,776	2,700,131
Tampa General Hospital Project, 5.00%, 10/01/36	2,670	—	2,670	2,492,071	—	2,492,071
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	1,300	900	2,200	1,005,212	695,916	1,701,128
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	850	840	1,690	867,077	856,876	1,723,953
Lee County IDA Florida, RB, Series A, Lee Charter Foundation, 5.38%, 6/15/37	2,620	1,810	4,430	2,005,165	1,385,247	3,390,412
Main Street Community Development District, Special Assessment Bonds, Series B, 6.90%, 5/01/17	500	345	845	469,165	323,724	792,889
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	—	1,370	1,370	—	1,313,707	1,313,707
6.25%, 5/01/37	3,255	1,350	4,605	3,054,036	1,266,651	4,320,687
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28	3,040	2,140	5,180	1,655,432	1,165,337	2,820,769
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project:
5.50%, 1/01/27	860	590	1,450	781,293	536,003	1,317,296
5.50%, 1/01/32	795	550	1,345	704,879	487,652	1,192,531
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	695	—	695	720,374	—	720,374
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	2,380	1,615	3,995	1,863,064	1,264,222	3,127,286
Tampa Palms Open Space & Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	—	1,905	1,905	—	1,905,152	1,905,152
Tolomato Community Development District, Special Assessment Bonds, Special Assessment, 6.65%, 5/01/40	2,680	1,850	4,530	2,132,744	1,472,230	3,604,974

				23,991,484	17,164,006	41,155,490

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Georgia - 4.2%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	$640	$395	$1,035	$561,792	$346,731	$908,523
Clayton County Development Authority, RB, Delta Air Lines Inc. Project, Series A, 8.75%, 6/01/29	1,990	1,375	3,365	2,122,972	1,466,877	3,589,849
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,375	1,640	4,015	2,257,461	1,558,836	3,816,297
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center Inc. Project, 6.13%, 9/01/40 (c)	2,625	1,805	4,430	2,625,735	1,805,505	4,431,240
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	—	700	727,076	—	727,076
6.63%, 11/15/39	235	645	880	244,160	670,142	914,302
Rockdale County Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	2,435	1,680	4,115	2,245,606	1,549,330	3,794,936
Thomasville Hospital Authority, RB, Anticipation Certificates, John D. Archbold, 5.38%, 11/01/40 (c)	300	210	510	297,555	208,289	505,844

				11,082,357	7,605,710	18,688,067

Guam - 1.9%
Guam Government Waterworks Authority, Refunding RB, Water:
5.88%, 7/01/35	1,150	800	1,950	1,128,115	784,776	1,912,891
6.00%, 7/01/25	750	515	1,265	766,267	526,170	1,292,437
Territory of Guam, GO, Series A:
6.00%, 11/15/19	365	250	615	377,852	258,803	636,655
6.75%, 11/15/29	635	440	1,075	675,361	467,966	1,143,327
7.00%, 11/15/39	660	455	1,115	704,774	485,867	1,190,641
Territory of Guam, RB, Section 30, Series A, 5.63%, 12/01/29	1,460	1,000	2,460	1,487,536	1,018,860	2,506,396

				5,139,905	3,542,442	8,682,347

Illinois - 5.2%
City of Chicago Illinois, Refunding RB, American Airlines Inc. Project, 5.50%, 12/01/30	4,140	2,860	7,000	3,075,606	2,124,694	5,200,300
Illinois Finance Authority, RB:
Clare at Water Tower Project, Series A, 6.13%, 5/15/38 (d)(e)	2,950	2,050	5,000	1,176,843	817,806	1,994,649
Roosevelt University Project, 6.50%, 4/01/44	2,470	1,700	4,170	2,590,314	1,782,807	4,373,121
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	—	2,000	2,000	—	2,277,400	2,277,400
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,170	—	1,170	1,332,279	—	1,332,279
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumbu, 7.25%, 2/15/45	2,370	1,630	4,000	2,351,775	1,617,465	3,969,240
Primary Health Care Centers Program, 6.60%, 7/01/24	685	490	1,175	609,465	435,968	1,045,433
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,070	755	1,825	864,196	609,783	1,473,979
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	825	750	1,575	752,821	684,383	1,437,204

				12,753,299	10,350,306	23,103,605

Indiana - 1.2%
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26 (c)	900	620	1,520	906,714	624,625	1,531,339
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Community Foundation Northwest Indiana, 5.50%, 3/01/37	—	1,770	1,770	—	1,723,856	1,723,856
Vigo County Hospital Authority Indiana, RB, Union Hospital Inc. (a):
5.70%, 9/01/37	615	440	1,055	534,164	382,167	916,331
5.75%, 9/01/42	765	545	1,310	655,116	466,716	1,121,832

				2,095,994	3,197,364	5,293,358

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Kentucky - 0.7%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System:
Series A, 6.38%, 6/01/40	$935	$645	$1,580	$961,180	$663,060	$1,624,240
Series B, 6.38%, 3/01/40	885	615	1,500	909,780	632,220	1,542,000

				1,870,960	1,295,280	3,166,240

Louisiana - 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,000	2,000	5,000	3,084,960	2,056,640	5,141,600

Maryland - 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	615	420	1,035	628,179	429,001	1,057,180
Maryland EDC, Refunding RB, Health & Mental Hygiene Program, Series A, 7.75%, 3/01/25	1,480	—	1,480	1,495,570	—	1,495,570
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38	590	410	1,000	253,712	176,308	430,020
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	1,080	1,500	2,580	1,080,313	1,500,435	2,580,748

				3,457,774	2,105,744	5,563,518

Massachusetts - 1.2%
Massachusetts Development Finance Agency, RB, First Mortgage, Overlook Communities, Series A, 6.25%, 7/01/34	—	1,845	1,845	—	1,584,597	1,584,597
Massachusetts Development Finance Agency, Refunding RB, Eastern Nazarene College:
5.63%, 4/01/19	—	1,070	1,070	—	975,519	975,519
5.63%, 4/01/29	500	—	500	402,565	—	402,565
Massachusetts Health & Educational Facilities Authority, RB, Jordan Hospital, Series E, 6.75%, 10/01/33	1,150	850	2,000	1,126,747	832,813	1,959,560
Massachusetts Health & Educational Facilities Authority, Refunding RB, Milton Hospital, Series C, 5.50%, 7/01/16	—	500	500	—	444,240	444,240

				1,529,312	3,837,169	5,366,481

Michigan - 2.7%
Advanced Technology Academy, RB, 6.00%, 11/01/37	900	625	1,525	803,808	558,200	1,362,008
County of Wayne Michigan, GO, Building Improvement, Series A, 6.75%, 11/01/39	545	375	920	574,839	395,531	970,370
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	1,740	1,260	3,000	1,433,395	1,037,975	2,471,370
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,735	2,575	6,310	4,408,532	3,039,350	7,447,882

				7,220,574	5,031,056	12,251,630

Minnesota - 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	—	1,785	1,992,078	—	1,992,078

Missouri - 0.9%
Kansas City IDA Missouri, RB, First Mortgage, Bishop Spencer, Series A, 6.50%, 1/01/35	1,000	1,000	2,000	887,200	887,200	1,774,400
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	1,370	945	2,315	1,363,931	940,814	2,304,745

				2,251,131	1,828,014	4,079,145

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Multi-State - 0.3%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (a)(f)(g)	$960	$672	$1,632	$890,681	$623,477	$1,514,158

Nevada - 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	610	380	990	576,834	359,339	936,173

New Hampshire - 0.4%
New Hampshire Health & Education Facilities Authority, RB, Catholic Medical Center, 5.00%, 7/01/36	1,165	835	2,000	990,355	709,825	1,700,180

New Jersey - 7.1%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT:
6.63%, 9/15/12	—	3,050	3,050	—	3,081,537	3,081,537
6.25%, 9/15/19	2,000	—	2,000	1,921,780	—	1,921,780
6.40%, 9/15/23	1,000	—	1,000	959,630	—	959,630
6.25%, 9/15/29	3,330	1,000	4,330	3,123,873	938,100	4,061,973
9.00%, 6/01/33	1,250	—	1,250	1,315,862	—	1,315,862
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	2,500	1,500	4,000	2,503,200	1,501,920	4,005,120
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	—	670	670	—	774,078	774,078
7.50%, 12/01/32	2,510	1,065	3,575	2,874,728	1,219,755	4,094,483
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (d)(e)	2,000	1,870	3,870	20	19	39
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph’s Healthcare System, 6.63%, 7/01/38	2,410	1,680	4,090	2,471,503	1,722,873	4,194,376
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (b)	3,450	2,760	6,210	739,784	591,827	1,331,611
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	2,950	2,050	5,000	2,817,663	1,958,037	4,775,700
5.00%, 6/01/41	1,250	860	2,110	864,363	594,681	1,459,044

				19,592,406	12,382,827	31,975,233

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
New York - 6.1%
Brooklyn Arena Local Development Corp., RB, Barclays Center Project, 6.38%, 7/15/43	$1,000	$685	$1,685	$1,024,220	$701,591	$1,725,811
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	2,485	1,710	4,195	2,526,425	1,738,506	4,264,931
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	—	1,000	1,000	—	993,870	993,870
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	—	1,400	1,391,418	—	1,391,418
Metropolitan Transportation Authority, RB, Series 2008-C, 6.50%, 11/15/28	3,685	2,000	5,685	4,279,354	2,322,580	6,601,934
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 8.00%, 8/01/28	1,045	720	1,765	1,088,754	750,146	1,838,900
British Airways Plc Project, AMT, 7.63%, 12/01/32	2,400	1,730	4,130	2,373,024	1,710,555	4,083,579
Series C, 6.80%, 6/01/28	510	350	860	536,219	367,993	904,212
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	—	830	830	—	771,178	771,178
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,515	—	1,515	1,358,546	—	1,358,546
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (d)(e)	870	630	1,500	9	6	15
New York State Dormitory Authority, RB, North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	—	1,000	1,000	—	1,024,960	1,024,960
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,240	850	2,090	1,292,799	886,193	2,178,992

				15,870,768	11,267,578	27,138,346

North Carolina - 1.2%
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Deerfield, Series A, 6.13%, 11/01/38	2,335	3,230	5,565	2,317,884	3,206,324	5,524,208

Ohio - 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2:
5.13%, 6/01/24	2,265	1,120	3,385	2,084,276	1,030,635	3,114,911
6.50%, 6/01/47	3,935	2,685	6,620	3,229,218	2,203,419	5,432,637

				5,313,494	3,234,054	8,547,548

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Pennsylvania - 8.4%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	$3,960	$2,385	$6,345	$3,178,019	$1,914,034	$5,092,053
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A:
6.13%, 1/01/25	200	1,160	1,360	189,342	1,098,184	1,287,526
6.25%, 1/01/35	1,550	—	1,550	1,410,794	—	1,410,794
Cumberland County Municipal Authority, RB, Diakon Lutheran, 6.38%, 1/01/39	3,655	2,510	6,165	3,682,376	2,528,800	6,211,176
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A:
6.25%, 7/01/26	685	475	1,160	684,233	474,468	1,158,701
6.50%, 7/01/40	590	410	1,000	572,501	397,839	970,340
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care:
6.13%, 2/01/28	2,330	—	2,330	1,870,524	—	1,870,524
6.25%, 2/01/35	—	1,700	1,700	—	1,260,176	1,260,176
Pennsylvania Economic Development Financing Authority, RB:
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	3,250	—	3,250	2,594,572	—	2,594,572
Reliant Energy, Series B, AMT, 6.75%, 12/01/36	2,040	—	2,040	2,104,770	—	2,104,770
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Allegheny Delaware Valley Obligation, Series A (NPFGC), 5.88%, 11/15/21	1,645	470	2,115	1,586,899	453,400	2,040,299
Philadelphia Authority for Industrial Development, RB:
Commercial Development, AMT, 7.75%, 12/01/17	5,000	3,000	8,000	5,005,450	3,003,270	8,008,720
Subordinate, Air Cargo, Series A, AMT, 7.50%, 1/01/25	2,270	1,600	3,870	2,163,264	1,524,768	3,688,032

				25,042,744	12,654,939	37,697,683

Puerto Rico - 1.3%
Puerto Rico Public Buildings Authority, Refunding RB, Series Q, 5.63%, 7/01/39	1,650	985	2,635	1,684,815	1,005,784	2,690,599
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	1,650	1,000	2,650	1,864,022	1,129,710	2,993,732

				3,548,837	2,135,494	5,684,331

Rhode Island - 0.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	2,495	1,750	4,245	2,140,735	1,501,518	3,642,253

South Carolina - 0.5%
Connector 2000 Association Inc., RB, CAB, Senior Series B, 0.00%, 1/01/14 (b)(d)(e)	1,485	1,075	2,560	245,025	177,375	422,400
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, 5.50%, 8/01/26	975	670	1,645	967,463	664,821	1,632,284

				1,212,488	842,196	2,054,684

Tennessee - 0.4%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Covenant, Series A (AGM), 4.68%, 1/01/40 (b)	6,480	—	6,480	1,263,794	—	1,263,794
Shelby County Health Educational & Housing Facilities Board, RB, Village at Germantown, 6.25%, 12/01/34	355	245	600	302,854	209,012	511,866

				1,566,648	209,012	1,775,660

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Texas - 9.5%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	$2,985	$2,055	$5,040	$3,013,805	$2,074,831	$5,088,636
Brazos River Authority, Refunding RB, Texas Utility Co., Series, AMT, 7.70%, 4/01/33	2,550	2,530	5,080	1,518,525	1,506,615	3,025,140
Central Texas Regional Mobility Authority, RB:
CAB, 7.48%, 1/01/28 (b)	—	1,000	1,000	—	282,670	282,670
CAB, 7.56%, 1/01/29 (b)	2,000	—	2,000	525,380	—	525,380
CAB, 7.65%, 1/01/30 (b)	1,170	—	1,170	283,409	—	283,409
CAB, 7.71%, 1/01/31 (b)	2,000	—	2,000	447,180	—	447,180
CAB, 7.77%, 1/01/32 (b)	3,500	—	3,500	723,310	—	723,310
CAB, 7.78%, 1/01/33 (b)	1,540	2,150	3,690	293,986	410,435	704,421
CAB, 7.79%, 1/01/34 (b)	—	4,000	4,000	—	708,200	708,200
Senior Lien, 5.75%, 1/01/25	650	450	1,100	656,663	454,612	1,111,275
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	2,685	1,865	4,550	2,675,737	1,858,566	4,534,303
Danbury Higher Education Authority Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.13%, 8/15/36	—	1,000	1,000	—	1,133,290	1,133,290
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	1,500	—	1,500	1,686,780	—	1,686,780
7.25%, 12/01/35	—	1,110	1,110	—	1,251,159	1,251,159
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	860	—	860	887,253	—	887,253
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,240	850	2,090	1,342,325	920,142	2,262,467
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F, 6.13%, 1/01/31	2,775	1,650	4,425	2,959,648	1,759,791	4,719,439
Tarrant County Cultural Education Facilities Finance Corp., RB:
CC Young Memorial Home, Series A, 8.00%, 2/15/38	1,035	710	1,745	1,023,656	702,218	1,725,874
Senior Living Center Project, Series A, 8.25%, 11/15/44	2,490	1,710	4,200	2,464,577	1,692,541	4,157,118
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	2,330	1,605	3,935	2,434,198	1,676,776	4,110,974
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/28	1,000	2,250	3,250	919,140	2,068,065	2,987,205

				23,855,572	18,499,911	42,355,483

U.S. Virgin Islands - 1.3%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	3,000	2,100	5,100	3,039,120	2,127,384	5,166,504
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1, 5.00%, 10/01/39	500	340	840	473,480	321,966	795,446

				3,512,600	2,449,350	5,961,950

Utah - 0.9%
County of Carbon Utah, Refunding RB, Laidlaw Environmental, Series A, AMT, 7.45%, 7/01/17	1,660	2,240	3,900	1,663,237	2,244,368	3,907,605

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

As of April 30, 2010 (Unaudited)

	Par			Value
Municipal Bonds	MUA	APX	Pro Forma Combined Fund (MUA)	MUA	APX	Pro Forma Combined Fund (MUA)
Virginia - 2.7%
Dulles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 6.25%, 3/01/26	$1,410	$2,330	$3,740	$1,335,340	$2,206,627	$3,541,967
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	750	—	750	724,792	—	724,792
5.13%, 10/01/42	450	—	450	430,475	—	430,475
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	540	—	540	453,298	—	453,298
Tobacco Settlement Financing Corp. Virginia, Refunding RB, Senior Series B1, 5.00%, 6/01/47	5,875	4,040	9,915	4,043,939	2,780,853	6,824,792

				6,987,844	4,987,480	11,975,324

Wisconsin - 2.3%
Wisconsin Health & Educational Facilities Authority, RB:
New Castle Place Project, Series A, 7.00%, 12/01/31	1,855	1,320	3,175	1,785,104	1,270,262	3,055,366
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	3,695	2,540	6,235	3,351,402	2,303,805	5,655,207
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	250	175	425	255,685	178,980	434,665
7.63%, 9/15/39	505	350	855	523,983	363,157	887,140

				5,916,174	4,116,204	10,032,378

Wyoming - 1.3%
County of Sweetwater Wyoming, Refunding RB, FMC Corp. Project, AMT, 5.60%, 12/01/35	3,600	2,500	6,100	3,458,088	2,401,450	5,859,538

Total Municipal Bonds - 94.8%				251,680,086	173,311,593	424,991,679

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
District of Columbia - 1.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	3,951	2,730	6,681	4,450,360	3,075,819	7,526,179

Florida - 3.3%
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	8,870	6,130	15,000	8,845,874	6,113,326	14,959,200

Virginia - 3.2%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	8,690	5,710	14,400	8,756,392	5,753,624	14,510,016

Total Municipal Bonds Transferred to Tender Option Bond Trusts - 8.2%				22,052,626	14,942,769	36,995,395

Total Long-Term Investments (Cost - $469,384,796) - 103.0%				273,732,712	188,254,362	461,987,074

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.25% (i)(j)	150	649	799	149,925	648,958	798,883

Short-Term Securities (Cost - $798,883) - 0.2%				149,925	648,958	798,883

Total Investments (Cost - $470,183,679*) - 103.2%				273,882,637	188,903,320	462,785,957
Other Assets Less Liabilities - 0.8%				3,711,696	2,009,210	3,894,193	**
Liability for Trust Certificates, Including Interest Expense and Fees Payable - (4.0)%				(10,763,093)	(7,290,410)	(18,053,503)

Net Assets - 100%				$266,831,240	$183,622,120	$448,626,647

See Notes to Pro Forma Condensed Combined Financial Statements.

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$450,868,268

Gross unrealized appreciation	$22,504,943
Gross unrealized depreciation	(28,628,346)

Net unrealized depreciation	$(6,123,403)

**	Reflects pro forma adjustments of $1,404,894 due to the distribution of undistributed net investment income attributable to APX and the charge for estimated reorganization expenses of $421,819 of which $216,405 was attributable to MUA and $205,414 was attributable to APX, respectively.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	When-issued security. Net unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
BB&T Capital Markets	$505,844	$760
Morgan Stanley Capital Services, Inc.	$1,531,339	$11,339
Raymond C. Forbes	$4,431,240	$76,638

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Non-income producing security.
(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust are federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements in the Fund’s most recent annual report for details of municipal bonds transferred to tender option bond trusts.
(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Fund	Shares Held at April 30, 2009	Net Activity	Shares Held at April 30, 2010	Income
FFI Institutional Tax-Exempt Fund	MUA	2,001,534	(1,851,609)	149,925	$4,762
	APX	100,006	548,952	648,958	$2,997

	Pro Forma Combined Fund	2,101,540	(1,302,657)	798,883	$7,759

(j)	Represents the current yield as of report date.

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list below:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
TE	Tax-Exempt

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for BlackRock MuniAssets Fund, Inc. (“MUA”) and BlackRock Apex Municipal Fund, Inc. (“APX”) As of April 30, 2010 (Unaudited)

	MUA	APX	Adjustments		Pro Forma Combined Fund (MUA)
Assets
Investments at value - unaffiliated (1)	$273,732,712	$188,254,362	$—		$461,987,074
Investments at value - affiliated (2)	149,925	648,958	—		798,883
Cash	—	115,496	—		115,496
Interest receivable	5,361,012	3,816,134	—		9,177,146
Investments sold receivable	3,590,647	1,684,909	—		5,275,556
Paydown receivable	13,440	9,408	—		22,848
Prepaid expenses	21,259	16,684	—		37,943

Total assets	282,868,995	194,545,951	—		477,414,946

Accrued Liabilities
Investments purchased payable	3,777,431	2,602,255	—		6,379,686
Income dividends payable	1,320,236	879,176	1,404,894	(5)	3,604,306
Reorganization expenses			421,819	(6)	421,819
Investment advisory fees payable	132,566	107,797	—		240,363
Interest expense and fees payable	7,447	4,964	—		12,411
Other affiliates payable	1,689	1,163	—		2,852
Officer’s and Directors’ fees payable	433	499	—		932
Other accrued expenses payable	42,307	42,531	—		84,838

Total accrued liabilities	5,282,109	3,638,385	1,826,713		10,747,207

Other Liabilities
Trust certificates (7)	10,755,646	7,285,446	—		18,041,092

Total Liabilities	16,037,755	10,923,831	1,826,713		28,788,299

Net Assets	$266,831,240	$183,622,120	$(1,826,713)		$448,626,647

Net Assets Consist of
Paid-in capital (3)(4)	$295,792,977	$194,462,599	$(421,819	)(6)	$489,833,757
Undistributed net investment income	825,801	1,404,894	(1,404,894	)(5)	825,801
Accumulated net realized loss	(25,171,720)	(9,463,469)	—		(34,635,189)
Net unrealized appreciation/depreciation	(4,615,818)	(2,781,904)	—		(7,397,722)

Net Assets	$266,831,240	$183,622,120	$(1,826,713)		$448,626,647

Net asset value per share	$12.63	$9.19			$12.62

(1) Investments at cost - unaffiliated	$278,348,530	$191,036,266	$—		$469,384,796

(2) Investments at cost - affiliated	$149,925	$648,958	$—		$798,883

(3) Shares outstanding, $0.10 par value	21,123,770	19,981,270	(5,560,568	)(8)	35,544,472

(4) Shares authorized	200 Million	150 Million			200 Million

(5)	Reflects the distribution of undistributed net investment income of $1,404,894 attributable to APX.
(6)	Reflects the charge for estimated reorganization expenses of $421,819 of which $216,405 was attributable to MUA and $205,414 was attributable to APX, respectively.
(7)	Represents short-term floating rate certificates issued by tender option bond trusts.
(8)	Reflects the capitalization adjustments giving the effect of the transfer of shares of MUA which APX shareholders will receive as if the Reorganization had taken place on April 30, 2010. The foregoing should not be relied upon to reflect the number of shares of MUA that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

BlackRock MuniAssets Fund, Inc. (“MUA”) and

BlackRock Apex Municipal Fund, Inc. (“APX”)

For the Twelve Months Ended April 30, 2010 (Unaudited)

	MUA	APX	Adjustments		Pro Forma Combined Fund (MUA) (1)
Investment Income
Interest	$18,606,658	$12,891,160	$—		$31,497,818
Income - affiliated	4,762	2,997	—		7,759

Total income	18,611,420	12,894,157	—		31,505,577

Expenses
Investment advisory	1,436,373	1,167,661	(179,640	)(2)	2,424,394
Accounting services	75,115	47,367	8,288	(3)	130,770
Transfer agent	37,795	37,125	(23,072	)(2)	51,848
Professional	35,920	35,212	(27,736	)(2)	43,396
Officer and Directors	29,863	20,754	(4,227	)(2)	46,390
Custodian	15,202	11,876	(2,579	)(2)	24,499
Printing	15,144	10,636	(4,488	)(2)	21,292
Registration	9,221	9,504	(9,344	)(2)	9,381
Miscellaneous	34,024	42,767	(11,031	)(2)	65,760

Total expenses excluding interest expense and fees	1,688,657	1,382,902	(253,829)		2,817,730
Interest expense and fees (4)	105,788	71,622	—		177,410

Total expenses	1,794,445	1,454,524	(253,829)		2,995,140
Less fees waived by advisor	(1,650)	(1,115)	—		(2,765)

Total expenses after fees waived	1,792,795	1,453,409	(253,829)		2,992,375

Net investment income	16,818,625	11,440,748	253,829		28,513,202

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(319,985)	(502,612)	—		(822,597)
Financial futures contracts	(185,318)	(116,233)	—		(301,551)

	(505,303)	(618,845)	—		(1,124,148)

Net change in unrealized appreciation/depreciation on investments	43,885,403	30,737,544	—		74,622,947

Total realized and unrealized gain	43,380,100	30,118,699	—		73,498,799

Net Increase in Net Assets Resulting from Operations	60,198,725	41,559,447	253,829		102,012,001

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $421,819 of which $216,405 was attributable to MUA and $205,414 was attributable to APX, respectively.
(2)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of custody, legal, printing and other services.
(3)	Reflects the estimated increase in accounting services due to the increase in net assets of the Combined Fund.
(4)	Related to tender option bond trusts.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

BlackRock MuniAssets Fund, Inc.

(Unaudited)

NOTE 1 — Basis of Combination:

The Board of Directors of BlackRock Apex Municipal Fund, Inc. (“APX” or the “Target Fund”) and BlackRock MuniAssets Fund, Inc. (“MUA” or the “Acquiring Fund” and, together with the Target Fund, the “Fund” or the “Funds”) at a meeting held on September 2, 2010 approved a proposed tax-free reorganization in which the Target Fund will merge with and into MUA Merger Subsidiary, LLC (the “Merger Subsidiary”), a direct, wholly owned subsidiary of MUA (the “Reorganization”). Following the Reorganization, the Merger Subsidiary will dissolve under Maryland law and be liquidated into MUA and the Target Fund will terminate its registration under the Investment Company Act of 1940.

In the Reorganization, the outstanding shares of the Target Fund will be converted into the right to receive newly issued shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”). The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in the Reorganization will equal the aggregate net asset value of Target Fund shares held by such shareholders immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional shares).

The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at April 30, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended April 30, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. As of April 30, 2010, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of MUA. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for MUA and APX is April 30.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on April 30, 2010. Following the Reorganization, MUA will be the accounting survivor.

If the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated evenly between the Funds. The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
MUA	APX
$216,405	$205,414

NOTE 2 — MUA Fund Valuation:

The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Fund’s Boards as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of MUA that would have been issued at April 30, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of APX, as of April 30, 2010, divided by the net asset value per share of the shares of MUA as of April 30, 2010.

The pro forma number of shares outstanding for the combined Fund consists of the following at April 30, 2010:

Additional Shares Assumed Issued in the Reorganization
Total Outstanding MUA Shares Pre-Combination	APX	Total Outstanding MUA Shares Post-Combination
21,123,770	14,420,702	35,544,472

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending April 30, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of MUA as if the Reorganization was consummated on May 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of APX and MUA has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, MUA will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, APX will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

MUA will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of APX, which will be subject to the limitations described below. If APX has capital loss carryforwards, they would, in the absence of the Reorganization, generally be available to offset capital gains. As a result of the Reorganization, however, APX will undergo an “ownership change” for Federal income tax purposes, and, accordingly, MUA’s use of APX’s capital loss carryforwards (and certain unrealized built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. For a fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such fund, with certain adjustments, immediately prior to the reorganization and (ii) a rate established by the IRS (for example, the rate is 4.01% for July 2010)). Any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. MUA’s capital loss carryforwards, if any, should not be limited solely by reason of the Reorganization.

NOTE 6 — Pro Forma Calculation:

The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.

APPENDIX C

PROXY VOTING POLICIES

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

DECEMBER 2009

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.

1	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients. In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

ii)	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

iii)	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

iv)	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy- related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

v)	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

DECEMBER 2009

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to

•	respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred

See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

APPENDIX D

DESCRIPTION OF MUNICIPAL BOND RATINGS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

•	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(…)	Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:	Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC”, or to short-term ratings other than “F1”.

“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

APPENDIX E

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio each Fund may engage in Strategic Transactions. Each Fund may engage in such activities in the Advisors discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. Each Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities

Each Fund may purchase put and call options and sell covered call options on securities. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security could protect a Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect a Fund’s against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When a Fund sells call options, it receives a premium as the seller of the option. The premium that a Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Each Fund may engage in options transactions on exchanges and in the over-the-counter markets. Transactions in exchange-listed options and over-the-counter options (“OTC Options”) are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

A Fund’s ability to close out its position of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are transacted with dealers, financial institutions or other counterparties which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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Futures Contracts And Related Options

Characteristics. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. A Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations each Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. Each Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements. Futures contracts and listed or OTC options on securities sold by the Funds are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if a Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in a Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of a Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to successfully utilize Strategic Transactions will depend on the Advisor’s and the Sub-Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that a Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations. Each Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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